As filed with the Securities and Exchange Commission on May 8, 2025

Securities Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No.     ☐

(Check appropriate box or boxes)

Puerto Rico Residents Bond Fund I

(Exact name of registrant as specified in the Charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (787) 764-1788

Liana Loyola, Esq.

Secretary

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 000918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean, Esq. Carla G. Teodoro, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of Beneficial Interest.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.

Letter to Shareholders of each of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc. and Puerto Rico Residents Bond Fund I.

2.

Questions and Answers for Shareholders of each of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc. and Puerto Rico Residents Bond Fund I.

3.

Notice of Special Meeting of Shareholders of each of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc. and Puerto Rico Residents Bond Fund I.

4.

Combined Prospectus/Proxy Statement regarding the proposed reorganizations of each of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc., and Puerto Rico Residents Tax-Free Fund VI, Inc. into Puerto Rico Residents Bond Fund I.

5.

Statement of Additional Information regarding the reorganization of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc. and Puerto Rico Residents Tax-Free Fund VI, Inc. into Puerto Rico Residents Bond Fund I.

6.	Appendix – Form of Proxy Card

7.	Part C Information

8.	Exhibits

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND II, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND III, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

PUERTO RICO RESIDENTS BOND FUND I

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

[●], 2025

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc. and Puerto Rico Residents Tax-Free Fund VI, Inc. (each a “Target Fund” and collectively, the “Target Funds”) or Puerto Rico Residents Bond Fund I (the “Acquiring Fund”), which will be held in a virtual meeting format on [ ], 2025 at [ ] (Atlantic time). Before the Special Meeting, by way of this letter, I would like to provide you with additional background and ask for your vote on important proposals affecting the Target Funds and the Acquiring Fund.

After careful consideration, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBS Asset Managers”), the investment adviser of the Target Funds and the Acquiring Fund, recommended, and the Boards of Directors (collectively, the “Board”), of each Target Fund and the Acquiring Fund, approved, the reorganization of each Target Fund into the Acquiring Fund (each, a “Reorganization” and together, the “Reorganizations”). The Acquiring Fund is similar to the Target Funds from an investment perspective. UBS Asset Managers will continue to serve as the investment adviser to the Acquiring Fund and the current portfolio managers of the Target Fund will continue to make the day-to-day investment decisions for the Acquiring Fund.

In connection with the Reorganizations, the Board of the Acquiring Fund will adopt a share repurchase program, pursuant to which the Acquiring Fund intends to make repurchase offers to allow shareholders to sell their shares to the Acquiring Fund on a bi-annual basis at a price equal to the then-current net asset value per share of the Acquiring Fund’s shares (less a repurchase fee not to exceed 2%), measured as of the date of repurchase. If shareholders approve the Reorganizations, the shareholders of the Target Funds and the Acquiring Fund will gain the ability to redeem shares directly with the Acquiring Fund at net asset value (“NAV”) through bi-annual repurchase offers. Currently, in order to liquidate a Target Fund’s or Acquiring Fund’s shares, a shareholder must sell his or her shares in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount) the Target Fund’s or Acquiring Fund’s NAV. Historically, the Target Funds’ and Acquiring Fund’s shares have traded at a discount to NAV.

Pursuant to Proposal 2, in connection with the Reorganizations, the current contractual investment advisory fee for each Fund will increase but there will be no increase in administration or other fee rates. Each Target Fund and the Acquiring Fund have the same types of fees and by reorganizing into the Acquiring Fund shareholders may experience over time a reduction in the total expense ratio due to increased economies of scale and operating efficiencies. Furthermore, for each Fund, the proposed contractual investment advisory fee for the Acquiring Fund will be the same [or lower ]than the original aggregate contractual investment advisory fee approved by shareholders with respect to both UBS Asset Managers and Popular Asset Management LLC (“Popular”), the latter being the Fund’s co-investment adviser prior to its resignation on June 17, 2024.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals (the “Proposals”) set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting.

Proposals 1a – 1f seek the approval of the shareholders of each Target Fund of a series of transactions, which will result in you becoming a shareholder of the Acquiring Fund. Proposal 1g seeks the approval of the shareholders of the Acquiring Fund of a series of transactions, which may result in shareholders of certain Target Funds becoming shareholders in the Acquiring Fund. The Acquiring Fund is a non-diversified closed-end investment management company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) that seeks to invest, under normal circumstances, at least 80% of the value of its assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S. and corporate obligations. The Acquiring Fund may also invest in preferred stock of non-Puerto Rico issuers. The proposed transactions include a reorganization (each, a “Reorganization” and together, the “Reorganizations”) of each Target Fund with the Acquiring Fund. The Reorganizations are below and are referred to throughout the Combined Prospectus/Proxy Statement as Proposals 1a – 1g.

After considering the fees and expenses, performance, investment objectives of the Acquiring Fund and the terms and conditions of each Reorganization, including the tax consequences, the Board of each Target Fund and the Acquiring Fund recommends that you vote in favor of each Reorganization because it believes that the Reorganizations are in the best interests of each Target Fund, the Acquiring Fund and their shareholders.

Proposal 2 seeks the approval of the shareholders of each Fund of the Second Amended and Restated Investment Advisory Contract (the “Amended Investment Advisory Contract”) between the Acquiring Fund and UBS Asset Managers. The terms of the Amended Investment Advisory Contract are identical to those of the current Amended and Restated Investment Advisory Contract between UBS Asset Managers and the Fund (the “Current Investment Advisory Contract”), except for the investment advisory fees. Set forth below is a comparison of (i) the current contractual investment advisory fee paid to UBS Asset Managers for each Fund (the “Current Advisory Fee”) versus the proposed contractual investment advisory fee under the Amended Investment Advisory Contract (the “Proposed Advisory Fee”) and (ii) the Proposed Advisory Fee versus the original aggregate contractual investment advisory fee (the “Original Advisory Fee”) approved by shareholders with respect to both UBS Asset Managers and Popular, prior to the latter’s resignation as an investment adviser of the Fund on June 17, 2024.

Comparison of the Current Advisory Fee Versus the Proposed Advisory Fee

Fund	Current Advisory Fee	Proposed Advisory Fee

Puerto Rico Residents Bond Fund I

An annual fee of 0.30% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.

An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 0.50% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.375% of the Funds average weekly gross assets

Comparison of the Original Advisory Fee Versus the Proposed Advisory Fee

Fund	Original Advisory Fee	Proposed Advisory Fee

Puerto Rico Residents Bond Fund I

An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.

An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 1.00% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund

Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund

Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.75% of the Funds average weekly gross assets

The terms of Amended Investment Advisory Contract and the basis for the Board’s approval of the Amended Investment Advisory Contract are discussed in the section of the enclosed proxy statement entitled “Proposal 2—Approval of the Amended Investment Advisory Contract.”

Proposals 1a – 1g—Reorganizations

Proposal 1a: For shareholders of Puerto Rico Residents Tax-Free Fund, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund, Inc.

Proposal 1b: For shareholders of Puerto Rico Residents Tax-Free Fund II, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund II, Inc. in exchange for

v

shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund II, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund II, Inc.

Proposal 1c: For shareholders of Puerto Rico Residents Tax-Free Fund III, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund III, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund III, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund III, Inc.

Proposal 1d: For shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund IV, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund IV, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund IV, Inc.

Proposal 1e: For shareholders of Puerto Rico Residents Tax-Free Fund V, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund V, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund V, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund V, Inc.

Proposal 1f: For shareholders of Puerto Rico Residents Tax-Free Fund VI, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund VI, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund VI, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund VI, Inc.

Proposal 1g. For shareholders of Puerto Rico Residents Bond Fund I to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, one or more of the Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; and Puerto Rico Residents Tax-Free Fund VI, Inc., in exchange for shares of the Acquiring Fund to be distributed pro rata by one or more of the Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; and Puerto Rico Residents Tax-Free Fund VI, Inc., to its shareholders in complete liquidation and termination of any such Target Fund.

Proposal 2

For shareholders of each Fund to approve the Second Amended and Restated Investment Advisory Contract of the Acquiring Fund.

Proposal 3

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors of each Target Fund and the Acquiring Fund unanimously recommends that you vote “FOR” each Proposal.

[If a Reorganization is not approved by shareholders of a Target Fund and the Acquiring Fund, the applicable Reorganization may not occur, and the applicable Target Fund Board will consider other alternatives for such Target Fund. If shareholder approval of Reorganizations under Proposal 1g is not achieved, the Reorganizations will not occur. However, shareholder approval of each Reorganization under Proposals 1a–1f is not contingent upon shareholder approval of each other Reorganization under Proposals 1a–1f and shareholder approval of each Proposal is not contingent upon shareholder approval of each other Proposal. Therefore, if shareholders do not approve a Reorganization under Proposals 1a–1f or if shareholders do not approve a Proposal, then the shareholder approval of any other Reorganization under Proposals 1a–1f and/or Proposal will nevertheless be deemed valid and will be implemented.]

I encourage you to carefully review the enclosed materials, which explain these Proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

●	By touch-tone telephone;

●	By Internet;

●	By marking, signing, dating and returning the enclosed proxy card or voting instruction form(s) in the enclosed postage-paid envelope; or

●

At the Meeting. You will not be able to attend the Special Meeting in person, but you may attend the meeting virtually and vote over the Internet during the Special Meeting. [Shareholders may request the meeting credentials by emailing [ ]. Please include your full name, address and the control number found on your enclosed proxy card. The meeting will begin promptly at [ ] a.m., Atlantic time, on [ ]. The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

If you do not vote using one of these methods, you may be called by [ ], our proxy solicitor, to vote your shares.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call the Fund’s proxy solicitor, [ ], at [ ].

The meeting will be conducted over the Internet in a virtual meeting format only. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the [Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

As always, we appreciate your support.

Sincerely,

[Name]

[Title]

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund II, Inc.

Puerto Rico Residents Tax-Free Fund III, Inc.

Puerto Rico Residents Tax-Free Fund IV, Inc.

Puerto Rico Residents Tax-Free Fund V, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

Puerto Rico Residents Bond Fund I

270 Munoz Rivera Avenue

Suite 1110

San Juan, Puerto Rico, 00918

(787) 764-1788

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card or voting instruction form, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” Proposal 1a – 1g, as applicable and “For” Proposal 2. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement contained in this document. For your convenience, we have provided a brief overview of the proposals to be voted on.

Q:	Why is a shareholder meeting being held?

A:

You are a shareholder of the Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc. (each a “Target Fund” and collectively, the “Target Funds”) and/or Puerto Rico Residents Bond Fund I (the “Acquiring Fund”).

Under Proposal 1a – 1g, shareholders of each Target Fund and the Acquiring Fund are being asked to approve the applicable Agreement and Plan of Reorganization (each, a “Reorganization Agreement”) between the applicable Target Fund and the Acquiring Fund, as set out in the table below:

Target Funds	Acquiring Fund	Shareholders Entitled to Vote

Puerto Rico Residents Tax-Free Fund, Inc.	Puerto Rico Residents Bond Fund I (the “Acquiring Fund”)	Shareholders of each Target Fund as of the close of business on [ ], 202[ ] (the “Record Date”)
Puerto Rico Residents Tax-Free Fund II, Inc.
Puerto Rico Residents Tax-Free Fund III, Inc.
Puerto Rico Residents Tax-Free Fund IV, Inc.
Puerto Rico Residents Tax-Free Fund V, Inc.
Puerto Rico Residents Tax-Free Fund VI, Inc.

Each Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Acquiring Fund, following completion of the Reorganizations (as defined below), may be referred to as the “Combined Fund.”

Each proposed reorganization seeks your approval of a series of transactions, which will result in you becoming a shareholder of the Acquiring Fund, a non-diversified closed-end investment management company organized under the laws of the Commonwealth of Puerto Rico that seeks to invest, under normal circumstances, at least 80% of the value of its assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S. and corporate obligations. The Acquiring Fund may also invest in preferred stock of non-Puerto Rico issuers. The proposed transactions include a reorganization (each, a “Reorganization” and together, the “Reorganizations”) of each Target Fund with the Acquiring Fund. The Reorganizations are described herein and throughout the Combined Prospectus/Proxy Statement as Proposals 1a – 1g.

In connection with the Reorganization, the Board of the Acquiring Fund will adopt a share repurchase program, pursuant to which the Acquiring Fund intends to make periodic repurchase offers to allow shareholders to sell their shares to the Acquiring Fund on a bi-annual basis at a price equal to the then-current net asset value per share of the Acquiring Fund’s shares, measured as of the date of repurchase. If shareholders approve the

Reorganization, the shareholders of the Target Funds and the Acquiring Fund will gain the ability to redeem shares directly with the Acquiring Fund at NAV through bi-annual repurchase offers. Currently, in order to liquidate a Target Fund’s or Acquiring Fund’s shares, a shareholder must sell his or her shares in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount) the Target Fund’s or Acquiring Fund’s NAV. Historically, the Target Fund’s and Acquiring Fund’s shares have traded at a discount to NAV.

The Board of Directors of each Fund has determined that the Reorganization is in the best interests of the Fund.

Each Fund pursues substantially similar investment objectives. Each Fund also employs similar investment strategies to achieve its respective investment objective. If the Reorganizations are approved and completed, you will become a shareholder of the Acquiring Fund, and each Target Fund will be dissolved and terminated. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganizations and for a more complete description of the Acquiring Fund.

Under Proposal 2, shareholders of each Fund are being asked to approve the Second Amended and Restated Investment Advisory Contract (the “Amended Investment Advisory Contract”) between the Acquiring Fund and UBS Asset Managers. The terms of the Amended Investment Advisory Contract are identical to those of the current Amended and Restated Investment Advisory Contract between UBS Asset Managers and the Fund (the “Current Investment Advisory Contract”), except for the investment advisory fees. Set forth below is a comparison of (i) the current contractual investment advisory fee paid to UBS Asset Managers for each Fund (the “Current Advisory Fee”) versus the proposed contractual investment advisory fee under the Amended Investment Advisory Contract (the “Proposed Advisory Fee”) and (ii) the Proposed Advisory Fee versus the original aggregate contractual investment advisory fee (the “Original Advisory Fee”) approved by shareholders with respect to both UBS Asset Managers and Popular, prior to the latter’s resignation as an investment adviser of the Fund on June 17, 2024.

Comparison of the Current Advisory Fee Versus the Proposed Advisory Fee

Fund	Current Advisory Fee	Proposed Advisory Fee

Puerto Rico Residents Bond Fund I	An annual fee of 0.30% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.	An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.
Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 0.50% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund

Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund

Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.375% of the Funds average weekly gross assets

Comparison of the Original Advisory Fee Versus the Proposed Advisory Fee

Fund	Original Advisory Fee	Proposed Advisory Fee

Puerto Rico Residents Bond Fund I	An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.	An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.
Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 1.00% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.75% of the Funds average weekly gross assets

Q:	What does the Reorganization provide for?

A:	Pursuant to a Reorganization Agreement between each Target Fund and the Acquiring Fund, the Target Funds will be reorganized into the Acquiring Fund.

Following the completion of the Reorganizations, the Acquiring Fund may be referred to as the “Combined Fund.” The Target Funds and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

Each Reorganization will result in each shareholder of an applicable Target Fund becoming a shareholder of the Acquiring Fund, another closed-end fund. The Acquiring Fund is advised by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBS Asset Managers”), the same investment adviser to the Target Fund.

The Target Fund and the Acquiring Fund pursue substantially similar investment objectives and employ similar investment strategies to achieve their respective investment objectives.

Each Reorganization Agreement provides for:

Step 1:

The transfer and delivery of substantially all of the assets of the Target Funds to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Funds and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Funds to its shareholders.
Step 3:	The termination, dissolution and liquidation of the Target Funds.

Q: How will the Acquiring Fund’s Investment Advisory Contract with UBS Asset Managers and the advisory fee change following the Reorganizations?

A:

Under Proposal 2, in connection with the Reorganizations, the current contractual investment advisory fee for each Fund will increase but there will be no increase in administration or other fee rates. Each Target Fund and the Acquiring Fund have the same types of fees and by reorganizing into the Acquiring Fund shareholders may experience over time a reduction in the total expense ratio due to increased economies of scale and operating efficiencies. Furthermore, for each Fund, the Proposed Advisory Fee will be the same or lower than the Original Advisory Fee approved by shareholders with respect to both UBS Asset Managers and Popular, the latter being the Fund’s co-investment adviser prior to its resignation on June 17, 2024.

Q: How does the Board of Directors of each Target Fund suggest that I vote with respect to each Proposal?

A:

After careful consideration, the Board of Directors of each Target Fund (each, a “Target Board” and collectively, the “Target Boards”) and the Acquiring Fund, including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of each Target Fund and the Acquiring Fund (the “Independent Board Members”), have determined that the proposed Reorganization is in the best interests of the applicable Target Fund and the Acquiring Fund and their shareholders and, therefore, recommends that you cast your vote “FOR” such proposed Reorganization. After considering the fees and expenses, performance, investment objective of the Acquiring Fund and the terms and conditions of each Reorganization, including the tax consequences, each Target Board recommends that you vote in favor of each Reorganization because it believes that the Reorganizations are in the best interests of each Target Fund and its shareholders.

After careful consideration, the Board of Directors of each Fund, including all of the Independent Board Members of each Fund, has determined that the proposed Amended Investment Advisory Contract, including the investment advisory fee of 0.60% of average weekly gross assets, is in the best interests of the Fund and its shareholders and, therefore, recommends that you cast your vote “FOR” the proposed Amended Investment Advisory Contract.

Q:	Will the number and value of the Acquiring Fund shares I receive in a Reorganization equal the number and value of my Target Fund shares?

A:

The number of the Acquiring Fund shares you receive in a Reorganization may be higher or lower than the number of the Target Fund shares you hold immediately prior to the Reorganization, but the value of the shares you receive in the Reorganization will remain the same as the value of the shares you hold immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganizations are completed?

A:	The Acquiring Fund and the Target Funds are advised by UBS Asset Managers. UBS Asset Managers will continue to advise the Combined Fund once the Reorganizations are completed.

Q:	How will the Reorganizations affect Fund fees and expenses?

A:  The Target Funds and the Acquiring Fund have the same types of fees. Assuming the Reorganization had occurred on [ ], [ ], the Combined Fund would have annual fund operating expenses for its shares to be issued in the Reorganization that are estimated to be lower than those of the shares of each Target Fund prior to the Reorganization.

Q:  How will the Reorganizations Impact My Participation in a Target Fund’s Dividend Reinvestment Plan?

A:  Pursuant to the Acquiring Fund’s Dividend Reinvestment Plan (“DRIP”), shareholders may elect to receive shares of the Acquiring Fund whenever the Acquiring Fund declares a dividend. In such instances, the dividend amount automatically is payable to such shareholder entirely in shares. A Target Fund shareholder that does not notify the Acquiring Fund of the shareholder’s election to participate in the DRIP upon consummation of the Reorganizations will not automatically be included in the DRIP.

Q:  Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:  No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization.

Q:  What happens to my shares if the applicable Reorganizations are approved? Will I need to take any action if such Reorganizations are approved?

A:  If the Reorganizations are approved, your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations. The aggregate net asset value of the Acquiring Fund Shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:  What happens if the Reorganizations are not approved?

A:  [If a Reorganization is not approved by shareholders of a Target Fund and the Acquiring Fund, the applicable Reorganization will not occur, and the applicable Target Fund Board and Acquiring Fund Board will consider other alternatives for such Target Fund and the Acquiring Fund. If shareholder approval of Reorganizations under Proposal 1g is not achieved, the Reorganization may not occur. However, shareholder approval of each Reorganization under Proposals 1a – 1g is not contingent upon shareholder approval of each other Reorganization under Proposals 1a – 1g and shareholder approval of each Proposal is not contingent upon shareholder approval of the other Proposal. Therefore, if shareholders do not approve a Reorganization under Proposals 1a – 1g or if shareholders do not approve a Proposal, then the shareholder approval of any other Reorganization under Proposal 1a – 1g and/or Proposal will nevertheless be deemed valid and will be implemented.]

Q:  Will the Reorganization create a taxable event for me?

A:  The Reorganization is expected to qualify as a tax-free “reorganization” under Section 1034.04(b) of the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize any gain or loss for Puerto Rico income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets).

At any time before the Reorganization takes place, a shareholder of a Fund may sell shares of the Fund on the secondary market. Generally, such sales would be taxable transactions.

It is not anticipated that a Target Fund will dispose of any of its holdings prior to the Reorganization in connection with realigning the Target Fund’s portfolio (“Realignment Sales”); however, if a Realignment Sale were to occur, it is expected that the transaction costs and capital gains impact of such dispositions will be minimal. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the

Target Fund’s basis in such assets. Any net capital gains from such sales, deemed sales or transfers are expected to be offset by capital loss carryforwards of the Target Fund based on current market conditions and are not expected to result in taxable distributions to shareholders in non-tax qualified accounts. However, the actual results may vary depending on market conditions. Prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

You are urged to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:  What if I sell my shares before the Reorganization takes place?

A:  If you choose to sell your shares on the secondary market before the Reorganization takes place, then the sale will be a taxable transaction to shareholders in non-tax qualified accounts.

Q:  Who will pay for the Reorganization?

A:  The total estimated expenses of the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Proxy Statement) are approximately $[ ]. The foregoing estimated expenses will be borne by the Funds pro rata, based on the relative assets of each Fund. Legal fees will be borne by the Funds equally.

Q:  How do I vote my shares?

A:  You may cast your vote by mail, phone or internet or at the meeting, by attending virtually and voting via the Internet during the special meeting of the Target Funds (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card(s) or voting instruction form and sign, date and return the card(s)/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card(s) or voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

The meeting will be conducted exclusively online via live webcast. Shareholders will not be able to attend the meeting in person but may participate over the Internet. Shareholders may request the meeting credentials by emailing [ ]. Please include your full name, address and the control number found on your enclosed proxy card. The meeting will begin promptly at [ ] a.m., Atlantic time, on [ ]. The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

If you wish to attend the Special Meeting and you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in “street name”), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power (“Legal Proxy” provided by your intermediary) from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the record date, and authorizing you to vote along with your name and email address to [ ] (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as “Legal Proxy” and be received no later than [ ] at [ ] p.m., Atlantic time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you vote.

Q:  When will the Reorganizations occur?

A:  The Reorganization is expected to occur during the [   ] quarter of 2025. The Reorganizations will not take place if the Reorganizations are not approved by the Acquiring Fund’s or the applicable Target Fund’s shareholders.

Q:  Whom do I contact if I have questions?

A:  You can contact your financial advisor for further information. Direct shareholders may contact the applicable Target Fund at [(787) 764-1788].

Important additional information about the Reorganization is set forth in the accompanying Combined

Prospectus/Proxy Statement.

Please read it carefully.

The information in this Combined Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 8, 2025

COMBINED PROSPECTUS/PROXY STATEMENT

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND II, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND III, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

PUERTO RICO RESIDENTS BOND FUND I

270 Munoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 000918

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Tax-Free Fund IV, Inc., Puerto Rico Residents Tax-Free Fund V, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Target Funds”) and/or Puerto Rico Residents Bond Fund I (the “Acquiring Fund”).

A special meeting of shareholders of each Target Fund (the “Special Meeting”) and the Acquiring Fund will be held in a virtual meeting format on [ ], 2025 at [ ] (Atlantic time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Special Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record of a Target Fund or the Acquiring Fund at the close of business on [ ], 202[ ] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card or voting instruction form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of each Target Fund and the Acquiring Fund on or about [    ], 2025. Shareholders should vote their shares by marking, signing, dating and returning the enclosed proxy card(s) or voting instruction form or by following one of the other methods for voting specified on the proxy card(s) or voting instruction form.

To participate in the Special Meeting, you must request the Special Meeting credentials by emailing [ ]. Please include your full name and address, your control number found on your enclosed proxy card, your intent to attend the virtual Special Meeting and the name of your Fund in the subject line. The Special Meeting will begin promptly at [ ] a.m., Atlantic time, on [ ]. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to [ ]. You may also forward proof of ownership from your intermediary to [ ]. Requests for registration should be received no later than [ ] p.m., Atlantic time, on [ ]. You will receive a confirmation email from [ ] of your registration and control number that will allow you to vote over the Internet during the Meeting.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals (“Proposals”) set out below and to transact such other business as permitted by applicable law and as may properly come before the

Special Meeting. Each Proposal seeks your approval of a series of transactions, which will result in you becoming a shareholder of Puerto Rico Residents Bond Fund I (the “Acquiring Fund”), a closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico advised by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico. Proposal 1 relates to the reorganization (each, a “Reorganization”) of each Target Fund with the Acquiring Fund. The Reorganizations are described herein and throughout the Combined Prospectus/Proxy Statement as Proposals 1a – 1g. Proposal 2 relates to the Second Amended and Restated Investment Advisory Contract of the Acquiring Fund.

Proposals 1a – 1g—Reorganizations

Proposal 1a: For shareholders of Puerto Rico Residents Tax-Free Fund, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund, Inc.

Proposal 1b: For shareholders of Puerto Rico Residents Tax-Free Fund II, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund II, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund II, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund II, Inc.

Proposal 1c: For shareholders of Puerto Rico Residents Tax-Free Fund III, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund III, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund III, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund III, Inc.

Proposal 1d: For shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund IV, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund IV, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund IV, Inc.

Proposal 1e: For shareholders of Puerto Rico Residents Tax-Free Fund V, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund V, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund V, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund V, Inc.

Proposal 1f: For shareholders of Puerto Rico Residents Tax-Free Fund VI, Inc. to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Puerto Rico Residents Tax-Free Fund VI, Inc. in exchange for shares of the Acquiring Fund to be distributed pro rata by the Puerto Rico Residents Tax-Free Fund VI, Inc. to its shareholders in complete liquidation and termination of the Puerto Rico Residents Tax-Free Fund VI, Inc.

Proposal 1g. For shareholders of Puerto Rico Residents Bond Fund I to approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, one or more of the Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; and Puerto Rico Residents Tax-Free Fund VI, Inc., in exchange for shares of the Acquiring Fund to be distributed pro rata by one or more of the Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; and Puerto Rico Residents Tax-Free Fund VI, Inc., to its shareholders in complete liquidation and termination of any such Target Fund.

Proposal 2

For shareholders of each Fund to approve the Second Amended and Restated Investment Advisory Contract of the Acquiring Fund.

Proposal 3

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Boards of Directors of each Target Fund and the Acquiring Fund have approved the Reorganizations, pursuant to which the Target Fund, a non-diversified closed-end management investment company, would be acquired by the Acquiring Fund, also a non-diversified closed-end investment management company. The Acquiring Fund pursues an investment objective that is substantially similar to the investment objective of each Target Fund. Each Target Fund has an investment objective to achieve a high-level of current income that, for Puerto Rico residents, is exempt from U.S. federal and Puerto Rico income taxes, consistent with the preservation of capital. The Acquiring Fund has an investment objective to achieve a high level of tax-advantaged current income, consistent with the preservation of capital. The Target Funds and the Acquiring Fund employ similar investment strategies, although each Fund, may employ certain differing investment strategies in seeking to achieve their respective objectives. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the shareholders of each Target Fund and the Acquiring Fund approve the applicable Reorganization, each Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of certain stated liabilities of such Target Fund. Immediately thereafter, such Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, such Target Fund will be dissolved. When such Reorganization is complete, shareholders of such Target Fund will become shareholders of only the Acquiring Fund.

The aggregate net asset value of the Acquiring Fund shares received in the Reorganization by each Target Fund shareholder will equal the aggregate net asset value of the shares of such Target Fund held by shareholders of such Target Fund immediately prior to such Reorganization. As a result of such Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the combined fund (the “Combined Fund”) than such shareholder’s percentage of ownership in such Target Fund immediately prior to such Reorganization.

[If a Reorganization is not approved by shareholders of a Target Fund and the Acquiring Fund, the applicable Reorganization will not occur and the applicable Target Fund Board and Acquiring Fund Board will consider other alternatives for such Target Fund and the Acquiring Fund. . If shareholder approval of Reorganizations under Proposal 1g is not achieved, the Reorganizations will not occur. However, shareholder approval of each Reorganization under Proposals 1a-1g is not contingent upon shareholder approval of each other Reorganization under Proposals 1a – 1g and shareholder approval of each Proposal is not contingent upon shareholder approval of the other Proposal. Therefore, if shareholders do not approve a Reorganization or if shareholders do not approve a Proposal, then the shareholder approval of any other Reorganization under Proposals 1a – 1g and/or Proposal will nevertheless be deemed valid and will be implemented.]

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of each Target Fund and the Acquiring Fund should know before voting on the Reorganizations and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganizations. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and each Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Proxy Statement:

●	The Statement of Additional Information dated [ ], 2025 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement.

●	The Annual Report to shareholders of Puerto Rico Residents Tax-Free Fund, Inc., for the fiscal year ended August 31, 2024.

●	The Annual Report to shareholders of Puerto Rico Residents Tax-Free Fund II, Inc., for the fiscal year ended August 31, 2024.

●	The Annual Report to shareholders of Puerto Rico Residents Tax-Free Fund III, Inc., for the fiscal year ended August 31, 2024.

●	The Annual Report to shareholders of Puerto Rico Residents Tax-Free Fund IV, Inc., for the fiscal year ended August 31, 2024.

●	The Annual Report to shareholders of Puerto Rico Residents Tax-Free Fund V, Inc., for the fiscal year ended January 31, 2025.

●	The Annual Report to shareholders of Puerto Rico Residents Tax-Free Fund VI, Inc., for the fiscal year ended June 30, 2024.

●	The Annual Report to shareholders of Puerto Rico Residents Bond Fund I, for the fiscal year ended September 30, 2024.

Copies of the foregoing can be obtained on a website maintained by UBS at www.ubs.com/prfunds. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to UBS by calling (787) 764-1788 or by writing to the respective Fund at 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 000918. The foregoing documents are also available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 000918, and the telephone number is (787) 764-1788.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is [ ], 2025.

Appendix I - Fundamental and Non-Fundamental Investment Restrictions	I-1

Appendix II - Form of Agreement and Plans of Reorganization	II-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each Fund is a non-diversified closed-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act but not currently under the 1933 Act as specified below:

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund II, Inc.

Puerto Rico Residents Tax-Free Fund III, Inc.

Puerto Rico Residents Tax-Free Fund IV, Inc.

Puerto Rico Residents Tax-Free Fund V, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

(collectively, the “Target Funds”)

Puerto Rico Residents Bond Fund I (the “Acquiring Fund”), organized under the laws of the Commonwealth of Puerto Rico

The Target Funds and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganizations, the Acquiring Fund may be referred to as the “Combined Fund.”

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBS Asset Managers” or the “Adviser”) serves as the investment adviser of the Target Funds and the Acquiring Fund.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Funds and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganizations. The Board of Directors of each Fund, including all Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), has approved the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).

The Reorganization provides for:

●

the transfer and delivery of substantially all of the assets of the Target Funds to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Funds and newly issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”);

●	the distribution of the Acquiring Fund Shares pro rata by the Target Funds to their respective shareholders; and

●	the termination, dissolution and liquidation of the Target Funds.

Once the Reorganization is completed, shareholders of a Target Fund will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

Background and Reasons for the Reorganization

After careful consideration, the Adviser of the Target Funds and the Acquiring Fund recommended, and the Boards of Directors (the “Board”), of each Target Fund and the Acquiring Fund, approved, the reorganization of each Target Fund into the Acquiring Fund. The Acquiring Fund is similar to the Target Funds from an investment perspective. UBS Asset Managers will continue to serve as the investment adviser to the Acquiring Fund and the current portfolio managers of the Target Funds will continue to make the day-to-day investment decisions for the Acquiring Fund.

In connection with the Reorganization, the Board of the Acquiring Fund will adopt a share repurchase program, pursuant to which the Acquiring Fund intends to make repurchase offers to allow shareholders to sell their shares to the Acquiring Fund on a bi-annual basis at a price equal to the then-current net asset value per share of the Acquiring Fund’s shares, measured as of the date of repurchase.

If shareholders approve the Reorganization, shareholders of the Target Funds and the Acquiring Fund will gain the ability to redeem shares directly with the Acquiring Fund at NAV through bi-annual repurchase offers. Currently, in order to liquidate a Target Fund’s or Acquiring Fund’s shares, a shareholder must sell his or her shares in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount) the Target Fund’s or Acquiring Fund’s NAV. Historically, the Target Fund’s and Acquiring Fund’s shares have traded at a discount to NAV.

Under to Proposal 2, in connection with the Reorganizations, the current contractual investment advisory fee for each Fund will increase but there will be no increase in administration or other fee rates. Each Target Fund and the Acquiring Fund have the same types of fees and by reorganizing into the Acquiring Fund shareholders may experience over time a reduction in the total expense ratio due to increased economies of scale and operating efficiencies. Furthermore, for each Fund, the Proposed Advisory Fee will be the same or lower than the Original Advisory Fee approved by shareholders with respect to both UBS Asset Managers and Popular, the latter being the Fund’s co-investment adviser prior to its resignation.

At a meeting held on [ ], 2025 (the “Approval Meeting”), the Board, including all of the Independent Board Members, approved each Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Board of each Target Fund and the Acquiring Fund considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

●	the shareholders of the Target Fund will remain invested in a non-diversified, closed-end fund that is part of the UBS Puerto Rico Family of Funds investment program;

●

the investment objective, principal investment risks, strategies and restrictions of each Target Fund and the Acquiring Fund are substantially the same, although there are certain differences. The Board considered the differences in the investment objectives, principal investment risks, strategies and restrictions between the Target Funds and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies;”

●

the Combined Fund is expected to give rise to possible operating efficiencies and economies of scale from its larger net asset size and the potential for further reduced gross expense ratios by sharing certain fixed costs over a larger asset base;

●	the Target Funds and the Acquiring Fund have the same types of fees;

●

the same investment adviser and portfolio managers (as described in “Comparison of the Funds— Management of the Funds”) that currently manage the Target Funds are expected to manage the Combined Fund following the closing of the Reorganization and UBS Asset Managers does not anticipate that the Reorganization will result in any decline in the level of investment advisory services from that historically provided to the Funds;

●	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

●

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General;”

●

there is expected to be no gain or loss recognized by shareholders for Puerto Rico income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for Puerto Rico income tax purposes. Prior to the Reorganization, however, the Target Funds intend to distribute to their respective shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains may or may not be subject to Puerto Rico income taxes to shareholders, depending on compliance with the rules of the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”). These distributions may potentially be subject to federal (and potentially state and local) income tax to U.S. shareholders in non-tax qualified accounts; and

●

the Target Funds and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Funds will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares such shareholder of the Target Funds own immediately prior to the Reorganization;

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board of Directors of each Target Fund and the Acquiring Fund, including all of the Independent Directors, unanimously approved the Reorganization, concluding that the Reorganization is in the best interest of each Target Fund, the Acquiring Fund and their shareholders. This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole with respect to each Target Fund, the Acquiring Fund and their shareholders, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

In connection with the Reorganizations, the Board of each Fund has approved the Second Amended and Restated Investment Advisory Contract (the “Amended Investment Advisory Contract”) with UBS Asset Managers. The terms of the Amended Investment Advisory Contract are identical to those of the current Amended and Restated Investment Advisory Contract between UBS Asset Managers and the Fund (the “Current Investment Advisory Contract”), except for the investment advisory fees. Set forth below is a comparison of (i) the current contractual investment advisory fee paid to UBS Asset Managers for each Fund (the “Current Advisory Fee”) versus the proposed contractual investment advisory fee under the Amended Investment Advisory Contract (the “Proposed Advisory Fee”) and (ii) the Proposed Advisory Fee versus the original aggregate contractual investment advisory fee (the “Original Advisory Fee”) approved by shareholders with respect to both UBS Asset Managers and Popular, prior to the latter’s resignation as an investment adviser of the Fund.

Comparison of the Current Advisory Fee Versus the Proposed Advisory Fee

Fund	Current Advisory Fee	Proposed Advisory Fee
Puerto Rico Residents Bond Fund I	An annual fee of 0.30% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.	An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.
Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 0.50% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund

Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.375% of the Funds average weekly gross assets

Comparison of the Original Advisory Fee Versus the Proposed Advisory Fee

Fund	Original Advisory Fee	Proposed Advisory Fee
Puerto Rico Residents Bond Fund I	An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.	An annual fee of 0.60% of the Fund’s average weekly gross assets. For purposes of calculating the advisory fee hereunder, average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.
Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 1.00% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.75% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund
Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.75% of the Funds average weekly gross assets

The Board, including all of the Independent Board Members, unanimously recommends that shareholders of each Fund vote “FOR” each Proposal and each Reorganization, as applicable.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Funds and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Funds and the Acquiring Fund are similar. The investment objective of each Fund is as follows:

Fund	Investment Objective

Target Funds	Seeks to achieve a high level of current income that, for Puerto Rico Residents, is exempt from U.S. federal and Puerto Rico income taxes, consistent with the preservation of capital.

Acquiring Fund	Seeks to achieve a high level of tax-advantaged current income, consistent with the preservation of capital.

Principal Investment Strategies. The Target Funds and the Acquiring Fund employ substantially the same principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Funds	Acquiring Fund

●   Each Target Fund seeks to invest in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S. and corporate obligations and preferred stock of non-Puerto Rico issuers.

●   Each Target Fund seeks to invest, under normal circumstances, at least 20% of its total assets in securities issued by Puerto Rico and its political subdivisions, agencies and instrumentalities and in Puerto Rico mortgage-backed securities (collectively, “Puerto Rico Obligations”), as well as in corporate obligations and preferred stock of Puerto Rico entities, and in such other Puerto Rico fixed income securities as are now or may in the future become available.

●   The Fund seeks to invest, under normal circumstances, at least 80% of the value of its assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S. and corporate obligations. The Fund may also invest in preferred stock of non-Puerto Rico issuers.

●   The Fund seeks to invest, under normal circumstances, at least 20% of its total assets in securities issued by Puerto Rico and its political subdivisions, agencies and instrumentalities and in Puerto Rico mortgage-backed securities (collectively, “Puerto Rico Obligations”), as well as in corporate obligations and preferred stock of Puerto Rico entities, and in such other Puerto Rico fixed income securities as are now or may in the future become available.

● Each Target Fund expects to invest substantially all of its assets in securities having a wide range of maturities.	● The Fund expects to invest substantially all of its assets in securities having a wide range of maturities.

●   Each Target Fund may invest in Puerto Rico municipal obligations, including zero-coupon obligations, inverse floating rate obligations and derivative instruments, for hedging or income enhancement purposes.

● The Fund may invest in Puerto Rico municipal obligations, including zero-coupon obligations, inverse floating rate obligations and derivative instruments, for hedging or income enhancement purposes.
● At least 95% of each Target Fund’s total assets are required to be invested in securities which, at the	● At least 95% of the Fund’s total assets are required to be invested in securities which, at

Target Funds	Acquiring Fund

time of purchase, are rated within the four highest long-term or two highest short-term rating categories by S&P (BBB or higher for long-term securities, A-1 or A-2 for commercial paper or notes), Moody’s (Baa or higher for long-term securities, PRIME-1 or PRIME-2 for commercial paper or notes) or Fitch (BBB- or higher for long-term securities, F1 or F2 for commercial paper or notes), without regard to any subcategory, or that have received an equivalent rating from another nationally recognized statistical rating organization (an “NRSRO”) or, if not so rated, are, in the opinion of the Investment Adviser, of a credit quality comparable to such rated obligations, (i.e., those that are backed by a letter of credit or other forms of corporate or governmental guarantees, the issuer of which has received an equivalent short-term or long-term credit rating, as applicable). The Fund will not make additional investments in lower-rated securities if, at the time of a proposed purchase, more than 5% of its assets would be invested in such securities.

the time of purchase, are rated within the four highest long-term or two highest short-term rating categories by S&P (BBB or higher for long-term securities, A-1 or A-2 for commercial paper or notes), Moody’s (Baa or higher for long-term securities, PRIME-1 or PRIME-2 for commercial paper or notes) or Fitch (BBB- or higher for long-term securities, F1 or F2 for commercial paper or notes), without regard to any subcategory, or that have received an equivalent rating from another nationally recognized statistical rating organization (an “NRSRO”) or, if not so rated, are, in the opinion of the Investment Adviser, of a credit quality comparable to such rated obligations, (i.e., those that are backed by a letter of credit or other forms of corporate or governmental guarantees, the issuer of which has received an equivalent short-term or long-term credit rating, as applicable). The Fund will not make additional investments in lower-rated securities if, at the time of a proposed purchase, more than 5% of its assets would be invested in such securities.

●   Each Target Fund will seek to invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax.

●   The Fund will seek to invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax.

● Each Target Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”).	● The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”).

●   Each Target Fund may invest up to 10% of its total assets in taxable securities, including preferred stock. In addition, each Target Fund may make certain taxable or tax-exempt short-term investments of up to 100% of its assets for temporary or defensive purposes.

●   The Acquiring Fund may invest up to 10% of its total assets in taxable securities, including preferred stock. In addition, the Acquiring Fund may make certain taxable or tax-exempt short-term investments of up to 100% of its assets for temporary or defensive purposes.

● Each Target Fund may also engage in reverse repurchase agreements.	● The Acquiring Fund may also engage in reverse repurchase agreements.
Anticipated Principal Investment Strategy	Anticipated Principal Investment Strategy
● Each Target Fund seeks to, under normal circumstances, invest at least 67% of its total assets in Puerto Rico Obligations as well as in corporate	● The Fund seeks to, under normal circumstances, invest at least 67% of its total assets in securities issued by Puerto Rico and

Target Funds	Acquiring Fund

obligations and preferred stock of Puerto Rico entities, and in such other Puerto Rico fixed income securities as are now or may in the future become available.

●   Each Target Fund seeks to invest up to 33% of its total assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S. and corporate obligations and preferred stock of non-Puerto Rico issuers.

●   Each Target Fund may also engage in reverse repurchase agreements.

its political subdivisions, agencies and instrumentalities and in Puerto Rico mortgage-backed securities, as well as in corporate obligations and preferred stock of Puerto Rico entities, and in such other Puerto Rico fixed income securities as are now or may in the future become available.

●   The Acquiring Fund may also engage in reverse repurchase agreements.

Fees and Expenses

The Acquiring Fund Shares that shareholders of the Target Funds will receive in the Reorganization will have the same aggregate NAV as the respective Target Fund shares that they owned immediately prior to the Reorganization.

Current Fee Tables (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Funds and the Acquiring Fund, assuming the Reorganization had taken place on [August 30], 2024 and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended [August 30], 2024 for the Funds and the Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of [August 30], 2024, see “Other Information— Capitalization.”

You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the tables and examples below.

Current Fee Tables of the Target Funds, the Acquiring Fund and the Pro Forma Combined Fund

(unaudited)

Puerto Rico Residents Tax-Free Fund, Inc. Common Stock into Acquiring Fund Common Stock

	Puerto Rico Residents Tax- Free Fund, Inc. (Target Fund)	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%	0%	[ ]%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.63%	0.38%	[ ]%
Distribution and/or Service (12b-1) Fees	0%	0%	[ ]%
Other Expenses	4.21%	0.96%	[ ]%
Administration Fees	0.25%	0.26%	[ ]%

Interest Expense on Borrowings	1.44%	1.35%	[ ]%
Total Annual Fund Operating Expenses	6.28%	2.69%	[ ]%
Fee Waivers and/or Expense Reimbursements	(0.32)%	(0.06)%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	5.96%	2.63%	[ ]%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other closed-end funds. The Example assumes that you invest $10,000 in shares of the Target Fund for the time periods indicated (for the 12-month period ended August 31, 2024) and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Puerto Rico Residents Tax-Free Fund, Inc. (Target Fund)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Acquiring Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Pro Forma Combined Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Puerto Rico Residents Tax-Free Fund II, Inc. Common Stock into Acquiring Fund Common Stock

	Puerto Rico Residents Tax- Free Fund II, Inc. (Target Fund)	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%	0%	[ ]%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%	0.38%	[ ]%
Distribution and/or Service (12b-1) Fees	0%	0%	[ ]%
Other Expenses	1.25%	0.96%	[ ]%
Administration Fees	0.25%	0.26%	[ ]%
Interest Expense on Borrowings	1.33%	1.35%	[ ]%
Total Annual Fund Operating Expenses	3.05%	2.69%	[ ]%
Fee Waivers and/or Expense Reimbursements	(0.16)%	(0.06)%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.89%	2.63%	[ ]%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other closed-end funds. The Example assumes that you invest $10,000 in shares of the Target Fund for the time periods indicated (for the period ended August 31, 2024) and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Puerto Rico Residents Tax-Free Fund II, Inc. (Target Fund)	$[ ]	$[ ]	$[ ]	$[ ]
Acquiring Fund	$[ ]	$[ ]	$[ ]	$[ ]
Pro Forma Combined Fund	$[ ]	$[ ]	$[ ]	$[ ]

Puerto Rico Residents Tax-Free Fund III, Inc. Common Stock into Acquiring Fund Common Stock

	Puerto Rico Residents Tax- Free Fund III, Inc. (Target Fund)	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%	0%	[ ]%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%	0.38%	[ ]%
Distribution and/or Service (12b-1) Fees	0%	0%	[ ]%
Other Expenses	1.15%	0.96%	[ ]%
Administration Fees	0.26%	0.26%	[ ]%
Interest Expense on Borrowings	1.72%	1.35%	[ ]%
Total Annual Fund Operating Expenses	3.36%	2.69%	[ ]%
Fee Waivers and/or Expense Reimbursements	(0.17)%	(0.06)%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.19%	2.63%	[ ]%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other closed-end funds. The Example assumes that you invest $10,000 in shares of the Target Fund for the time periods indicated (for the period ended August 31, 2024) and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Puerto Rico Residents Tax-Free Fund III, Inc. (Target Fund)	$[ ]	$[ ]	$[ ]	$[ ]
Acquiring Fund	$[ ]	$[ ]	$[ ]	$[ ]
Pro Forma Combined Fund	$[ ]	$[ ]	$[ ]	$[ ]

Puerto Rico Residents Tax-Free Fund IV, Inc. Common Stock into Acquiring Fund Common Stock

	Puerto Rico Residents Tax- Free Fund IV, Inc. (Target Fund)	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%	0%	[ ]%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%	0.38%	[ ]%
Distribution and/or Service (12b-1) Fees	0%	0%	[ ]%
Other Expenses	2.94%	0.96%	[ ]%
Administration Fees	0.26%	0.26%	[ ]%

Interest Expense on Borrowings	1.40%	1.35%	[ ]%
Total Annual Fund Operating Expenses	4.81%	2.69%	[ ]%
Fee Waivers and/or Expense Reimbursements	(0.13)%	(0.06)%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	4.68%	2.63%	[ ]%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other closed-end funds. The Example assumes that you invest $10,000 in shares of the Target Fund for the time periods indicated (for the period ended August 31, 2024) and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year		3 Years		5 Years		10 Years
Puerto Rico Residents Tax-Free Fund IV, Inc. (Target Fund)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Acquiring Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Pro Forma Combined Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Puerto Rico Residents Tax-Free Fund V, Inc. Common Stock into Acquiring Fund Common Stock

	Puerto Rico Residents Tax- Free Fund V, Inc. (Target Fund)	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%	0%	[ ]%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.46%	0.38%	[ ]%
Distribution and/or Service (12b-1) Fees	0%	0%	[ ]%
Other Expenses	1.25%	0.96%	[ ]%
Administration Fees	0.29%	0.26%	[ ]%
Interest Expense on Borrowings	1.38%	1.35%	[ ]%
Total Annual Fund Operating Expenses	3.09%	2.69%	[ ]%
Fee Waivers and/or Expense Reimbursements	(0.16)%	(0.06)%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.93%	2.63%	[ ]%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other closed-end funds. The Example assumes that you invest $10,000 in shares of the Target Fund for the time periods indicated (for the period ended June 30, 2024) and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Puerto Rico Residents Tax-Free Fund V, Inc. (Target Fund)	$	[	]	$	[	]	$	[	]	$	[	]
Acquiring Fund	$	[	]	$	[	]	$	[	]	$	[	]
Pro Forma Combined Fund	$	[	]	$	[	]	$	[	]	$	[	]

Puerto Rico Residents Tax-Free Fund VI, Inc. Common Stock into Acquiring Fund Common Stock

	Puerto Rico Residents Tax- Free Fund VI, Inc. (Target Fund)	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%	0%	[ ]%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.47%	0.38%	[ ]%
Distribution and/or Service (12b-1) Fees	0%	0%	[ ]%
Other Expenses	1.42%	0.96%	[ ]%
Administration Fees	0.25%	0.26%	[ ]%
Interest Expense on Borrowings	1.38%	1.35%	[ ]%
Total Annual Fund Operating Expenses	3.27%	2.69%	[ ]%
Fee Waivers and/or Expense Reimbursements	(0.16)%	(0.06)%	[ ]%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.11%	2.63%	[ ]%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other closed-end funds. The Example assumes that you invest $10,000 in shares of the Target Fund for the time periods indicated (for the period ended June 30, 2024) and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Target Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year			3 Years			5 Years			10 Years
Puerto Rico Residents Tax-Free Fund VI, Inc. (Target Fund)	$	[	]	$	[	]	$	[	]	$	[	]
Acquiring Fund	$	[	]	$	[	]	$	[	]	$	[	]
Pro Forma Combined Fund	$	[	]	$	[	]	$	[	]	$	[	]

Puerto Rico Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free “reorganization” under Section 1034.04(b) of the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”). In general, if the Reorganization so qualifies, applicable Target Fund and the Acquiring Fund will not recognize gain or loss for Puerto Rico income tax purposes from the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, a Target Fund and the Acquiring Fund, will receive an opinion from Sánchez/LRV LLC to the effect that the Reorganization will qualify as a tax-free reorganization under 1034.04 of the PR Code. An opinion of counsel is not binding on the Puerto Rico Department of Treasury (the “PR Treasury”) or any court and thus does not preclude the PR Treasury from asserting, or a court from rendering, a contrary position.

It is not anticipated that the applicable Target Fund will dispose of certain of its holdings prior to the Reorganization as part of the Realignment Sales; however, if a Realignment Sale were to occur, it is expected that the transaction costs and capital gains impact of such dispositions will be minimal. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the applicable Target Fund’s taxable year due to the Reorganization, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any net capital gains from such sales, deemed sales or transfers are expected to be offset by capital loss carryforwards of the applicable Target Fund based on current market conditions and are not expected to result in taxable distributions to shareholders in non-tax qualified accounts. However, the actual results may vary depending on market conditions. Prior to the Reorganization, the applicable Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may sell shares of the applicable Fund on the secondary market. Generally, these are taxable transactions to shareholders [in non-tax qualified accounts]. For more information about the Puerto Rico income tax consequences of the Reorganization, see “Material Puerto Rico Income Tax Consequences of the Reorganization.”

Purchase, Sale, Exchange, Transfer and Valuation of Shares

Procedures for the purchase, sale, exchange, transfer and valuation of shares of a Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

This section provides a comparison of the Target Funds and the Acquiring Fund. It describes the differences, if any, in the principal investment risks of investing in each Target Fund and the Acquiring Fund, followed by a description of the differences, if any, in the fundamental investment restrictions of each Target Fund and the Acquiring Fund. In addition, this section provides comparative performance tables and information regarding management of the Target Funds and the Acquiring Fund and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. This section also provides a comparison of the Target Funds’ and the Acquiring Fund’s [distribution and service fees, ]information about dividends and distributions, procedures for purchase, sale, exchange, transfer and valuation of shares and market timing policies to the extent there are differences.

Principal Investment Risks

Because of their substantially similar investment objectives and substantially similar investment strategies, the Target Funds and the Acquiring Fund are subject to identical principal investment risks associated with an investment in the relevant Fund. The principal investment risks of the Combined Fund will be the same as those of the Target Funds and the Acquiring Fund. A description of the principal risks of the Combined Fund are set out below. The order of the below risk factors does not indicate the significance of any particular risk factor.

Descriptions of the Combined Fund’s Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Combined Fund. The relative significance of each risk factor below may change over time, and you should review each risk factor carefully.

◾   Investment and Market Risk. The Combined Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Combined Fund invests in investment securities, the Combined Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Combined Fund and you may lose money.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Combined Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market, such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics, epidemics, recessions, or other events. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

◾   Fixed Income Securities Risk — The yield on fixed income securities depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates. Generally, the longer the maturity of a fixed income security, the higher the yield and the greater the volatility. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the values of fixed income securities held by the Combined Fund will not affect the interest income derived from them but will affect the Combined Fund’s net asset value. The specific terms and conditions of certain types of securities may also make them more sensitive to changes in interest rates.

◾   Credit Risk. Credit risk is the risk that fixed income securities in the Combined Fund’s portfolio will decline in price or that the issuer of a debt security (i.e., the borrower) will fail to make principal or interest payments when due or otherwise honor their obligations because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

◾   Interest Rate Risk – Interest rate risk is the risk that the value of the Combined Fund’s investment will fall when interest rates rise and increase as interest rates fall. That is because the value of short-term instruments is generally expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Also, the Combined Fund’s yield will tend to lag behind changes in prevailing short-term interest rates.

This means that the Combined Fund’s income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the Combined Fund’s income will tend to fall more slowly.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Combined Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Combined Fund’s performance.

◾   Extension Risk – Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

◾   Prepayment Risk – Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, and the Combined Fund may have to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Combined Fund’s securities.

◾   Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities, such as credit, interest rate, prepayment and extension risks, but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Combined Fund may receive principal repayments on these securities earlier or later than anticipated by the Combined Fund. In the event of prepayments that are received earlier than anticipated, the Combined Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Combined Fund may be invested in mortgage-backed securities, the Combined Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Combined Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the United States.

The mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Combined Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) and a decline in or flattening of real estate values (in each case as has been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

◾   Conflicts of Interest Risk. Conflicts of Interest Risk is the risk that the Investment Adviser and its affiliates may have interests that compete with those of the Combined Fund. Among other things, the Investment Adviser or its affiliates may engage in transactions directly with the Combined Fund to the extent permitted by the 1940 Act. The Investment Adviser and its affiliates will also act in numerous other capacities in connection with the Combined Fund. These relationships also make the Combined Fund very dependent upon the Investment Adviser and its affiliates.

◾   U.S. Government Securities Risk. There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). Securities backed by the full faith and credit of the United States have the lowest credit risk. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the timely payment of interest or principal, which could result in losses to the Combined Fund (e.g., Congressional debt ceiling impasses). Still, other types of U.S. government securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; (3) supported by pools of assets (e.g., mortgage-backed securities); or (4) supported by the U.S. in some other way. Certain U.S. government securities are riskier than others. The relative level of risk depends on the nature of the particular security. A

U.S. government-sponsored entity, although chartered or sponsored by an act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are riskier than those that are.

◾   Loss of Tax Benefits Risk. Shareholders of the Combined Fund who cease to be Puerto Rico residents may lose certain tax benefits that had previously been available to them and Fund distributions will likely be taxable for such shareholders.

◾   Puerto Rico Risk. The Combined Fund seeks to invest, under normal circumstances, at least 20% of its total assets in securities issued by Puerto Rico and its political subdivisions, agencies and instrumentalities and in Puerto Rico mortgage-backed securities (collectively, “Puerto Rico Obligations”), as well as in corporate obligations and preferred stock of Puerto Rico entities, and in such other Puerto Rico fixed income securities as are now or may in the future become available. Therefore, the Combined Fund will be more susceptible to factors adversely affecting issuers of Puerto Rico Obligations than an investment company that is not concentrated in Puerto Rico to this degree. This makes the Combined Fund more susceptible to economic, political, or regulatory occurrences in Puerto Rico than a geographically diversified fund.

Securities issued by the Government of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including, without limitation, the prolonged downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, none of the bonds issued by the Puerto Rico government and its instrumentalities without credit enhancements carry an investment-grade credit rating. The Puerto Rico bond market has experienced periods of volatility, causing Puerto Rico bonds to trade at historically lower prices and higher yields.

The obligations of certain issuers of Puerto Rico Obligations are subject to the provisions of bankruptcy, insolvency and other similar kinds of laws affecting the rights and remedies of creditors, including the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which affects issuers of certain Puerto Rico municipal obligations. In the event of a bankruptcy of such an issuer, the Combined Fund could experience delays and limitations with respect to the collection of principal and interest on such Puerto Rico Obligations, and in some circumstances, the Combined Fund might not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Combined Fund might take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer’s obligations on such securities; any such action might increase the Combined Fund’s operating expenses.

There are few participants in the market for certain Puerto Rico Obligations. In addition, certain Puerto Rico Obligations have had and may continue to have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of these securities, as well as the price paid or received upon acquisition or disposition of such securities. In addition, investment by the Fund in Puerto Rico Obligations is subject to their availability in the open market.

Because the Combined Fund invests a substantial portion of its assets in Puerto Rico bonds, the Combined Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities.

Any future adverse developments in Puerto Rico could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by Puerto Rico and other Puerto Rico instrumentalities will not have an additional adverse impact on the Combined Fund’s net investment income.1

◾   Municipal Obligations Risk. Certain of the municipal obligations in which the Combined Fund may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of

[1]	NTD: Removed Leverage Risk since TSOs are not currently part of the principal strategies.

the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

◾   Illiquid Securities Risk. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There may be few or no dealers making a market in certain securities owned by the Combined Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Illiquid securities include, among other things, securities subject to contractual restrictions on resale that hinder the marketability of the securities. Illiquid securities may trade at a discount from comparable, more liquid investments. There are no limitations on the Combined Fund’s investments in illiquid Puerto Rico Obligations. The Combined Fund may also continue to hold, without limitation, any securities that become illiquid subsequent to the Combined Fund’s investment in them. Consequently, a majority of the Combined Fund’s assets may consist of illiquid Puerto Rico Obligations. Illiquid Puerto Rico Obligations may include securities specifically structured by affiliates of the Combined Fund or others as an investment for the Combined Fund. The Combined Fund may not be able to sell its illiquid securities when it would be advantageous to do so, or when it would be desirable to minimize losses, or when the Combined Fund needs to raise cash to meet its obligations. The Combined Fund could therefore be required to sell other investments to raise cash to meet its obligations, even when it may not be advantageous to do so. Depending on the level of the Combined Fund’s investment in illiquid securities, the Combined Fund may be unable to meet those obligations, which could have additional adverse consequences to the Combined Fund. Illiquid securities may also include certain of the derivative instruments in which the Combined Fund may invest. The Combined Fund does not intend to invest in illiquid securities other than illiquid Puerto Rico Obligations.

◾   Preferred Stock Risk. Investments in preferred stock present certain special risks. One of them is that the issuers of preferred stock are not legally required to pay dividends when scheduled, even if they have sufficient funds to do so, and therefore these securities have greater payment risk than other securities in which the Combined Fund may invest. In the case of cumulative preferred stock, missed dividends only have to be paid upon the liquidation of the company, and only after payment of the company’s creditors. In the case of non-cumulative preferred stock, missed dividends never have to be paid. However, the issuer is normally prohibited from paying dividends on its common stock unless all or some of its preferred dividends have been paid. Preferred stock is subordinated in right of payment to all other creditors of the issuer and therefore is subject to greater credit risk than debt instruments. Also, holders of preferred stock usually have no voting rights, except in very limited circumstances. Shares of preferred stock may be substantially less liquid (they may have a more limited secondary market and may therefore be more difficult to sell) than other securities in which the Combined Fund could invest, such as U.S. government securities. Shares of preferred stock are usually redeemable at the option of the issuer. As with any fixed income security, a redemption may negatively impact the return of the security to the holder.

◾   Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the sale of securities held by the Combined Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Combined Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Combined Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Combined Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Fundamental and Non-Fundamental Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Target Funds and the Acquiring Fund are identical. A complete list of each Target Fund’s and the Acquiring Fund’s fundamental and non-fundamental investment restrictions is located in Appendix I. Following completion of the Reorganizations, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Target Funds and the Acquiring Fund.

Performance Information

There is no established public trading market in which the common stock is being traded.

Management of the Funds

The overall management of the business affairs of each Target Fund is vested with its Board of Directors (the “Board”) and UBS Asset Managers. The overall management of the business and affairs of the Acquiring Fund is vested with its Board of Trustees and UBS Asset Managers.

At least a majority of the Board of each Fund are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”). The Board of each Fund approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Adviser, Administrator, Custodian, and Transfer Agent (all such terms as defined below). The Funds’ day-to-day operations are delegated to its officers and to the Administrator, subject to a Fund’s investment objectives and policies and to general supervision by the Board.

The Board

Each Board consists of six (6) persons, all of whom are Independent Directors. Currently, no member of the Board is considered to be an “interested person” of any Fund, as defined under the 1940 Act. The Target Funds and the Acquiring Fund share the same Directors.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Name, age and address*	Position(s) held with the Fund	Term of office and length of time served**	Principal occupation(s) during past five years	Number of Affiliated Funds Overseen	Public directorships (other than the Affiliated Funds)

Enrique Vila del Corral (79)	Chairman of the Board	Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	7 funds	None

Gabriel Pagán Pedrero (71)	Director	Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds	None

Luis M. Pellot (76)	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	24 funds	None

Carlos J. Nido (60)	Director	Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	24 funds	None

Jorge I. Vallejo (70)	Director	Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	7 funds	None

Clotilde Pérez (72)	Director	Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico	24 funds	None

1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.

Portfolio Manager

The Target Funds and the Acquiring Fund have the same portfolio manager. Following the Reorganization, the Combined Fund will have the same portfolio manager as the Target Funds and the Acquiring Fund. Information about the portfolio manager of the Funds is set forth below.

The day-to-day operation of each Fund and the execution of its specific investment strategies is the primary responsibility of William Rivera, the designated portfolio manager of the Funds (the “Portfolio Manager”).

Mr. William Rivera has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 1987 and UBS Asset Managers of Puerto Rico since 2001, most recently as an Executive Director since 2011. He currently serves as Treasurer and Principal Financial Officer of the Puerto Rico Residents Family of Funds since 2022 and First Vice President of the UBS Puerto Rico Family of Funds since 2002, Treasurer and Principal Financial Officer of the UBS Puerto Rico Family of Funds (except the Short Term Investment Fund for Puerto Rico Residents) since 2015, and Treasurer and Principal Financial Officer of the Short Term Investment Fund for Puerto Rico Residents since 2025. Prior thereto, Mr. Rivera was First Vice President at Drexel Burnham Lambert from 1985 to 1987 and Assistant Vice President of Banco Popular Investments from 1980 to 1985. Mr. Rivera holds a Business Administration Degree from the University of Puerto Rico and is a SIFMA Graduate from the Securities Industry Institute at the Wharton School, University of Pennsylvania. Further information regarding the portfolio manager, including other accounts managed, compensation and ownership of Acquiring Fund shares, is available in the SAI.

Investment Advisory and Management Agreements

Target Funds and Acquiring Fund

Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to the Funds. UBS Asset Managers has continued as sole investment adviser to the Funds per its existing Amended and Restated Investment Advisory Contracts with each of the Funds (the “Advisory Agreements”). Popular Asset Management LLC will continue to provide certain ancillary administration services to the Funds under an Amended Transitional Ancillary Administration Services Agreement with the Funds through May 31, 2025. As a shareholder of a Target Fund or the Acquiring Fund, you will be asked to vote on the approval of a new investment advisory agreement between your Target Fund, the Acquiring Fund and UBS Asset Managers.

UBS Asset Managers’ principal business address is 250 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. UBS Trust Company of Puerto Rico is a trust company registered under the Trust Companies Act of Puerto Rico. As of [ ], [  ], UBS Asset Managers serves as investment adviser to the Funds, including affiliated funds with combined portfolio assets of approximately $[ ] billion.

Pursuant to the Advisory Agreements, the Investment Adviser provides a complete and continuous investment program for the Funds and makes investment decisions and places orders to buy, sell or hold particular securities and other investments. As compensation for its investment advisory services related to the Funds, the Investment Adviser receives an investment advisory fee from each Fund. This fee is payable monthly and is calculated as follows with respect to each Fund:

Fund	Advisory Fee

Puerto Rico Residents Bond Fund I	An annual fee of 0.30% of the Fund’s average weekly gross assets. Average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund, Inc.	An annual fee of 0.50% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund II, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund III, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund IV, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund V, Inc.	An annual fee of 0.375% of the Funds average weekly net assets. Average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

Puerto Rico Residents Tax-Free Fund VI, Inc.	An annual fee of 0.375% of the Funds average weekly gross assets. Average gross assets shall include the liquidation value of all outstanding debt securities of the Fund.

Pursuant to the Advisory Agreements, the Investment Adviser is not liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to a Fund’s custodian unless (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of the Investment Adviser’s duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve the Investment Adviser from any responsibility or liability for any responsibility, obligation or duty that the Investment Adviser may have under state statues, the laws of Puerto Rico, or any federal securities law which is not waivable.

Unless earlier terminated as described below, the Advisory Agreements are in effect from year to year if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreements provide that they will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreements also provide that they may be terminated without penalty (i) at any time by a unanimous vote of the Independent Directors, (ii) on 60 days’ written notice by the Investment Adviser or (iii) on 60 days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of a Fund.

The following table sets forth the management fees paid by each Fund for the last three fiscal years:

Puerto Rico Residents Tax-Free Fund, Inc.

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$79,469	$238,408
Fiscal year ended 2023	$73,531	$220,592
Fiscal year ended 2022	$80,398	$241,178

Puerto Rico Residents Tax-Free Fund II, Inc.

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$77,614	$155,229
Fiscal year ended 2023	$72,896	$145,791
Fiscal year ended 2022	$77,027	$154,045

Puerto Rico Residents Tax-Free Fund III, Inc.

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$112,791	$225,581
Fiscal year ended 2023	$111,566	$223,133
Fiscal year ended 2022	$133,161	$266,309

Puerto Rico Residents Tax-Free Fund IV, Inc.

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$81,026	$162,052
Fiscal year ended 2023	$76,363	$152,727
Fiscal year ended 2022	$85,803	$171,597

Puerto Rico Residents Tax-Free Fund V, Inc.

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$117,297	$234,595
Fiscal year ended 2023	$125,918	$251,836
Fiscal year ended 2022	$153,365	$306,716

Puerto Rico Residents Tax-Free Fund VI, Inc.

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$248,273	$496,545
Fiscal year ended 2023	$240,854	$481,707
Fiscal year ended 2022	$260,127	$567,614

Acquiring Fund

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement Paid
Fiscal year ended 2024	$149,487	$209,281
Fiscal year ended 2023	$143,334	$200,668
Fiscal year ended 2022	$180,242	$252,338

Combined Fund

The Advisory Agreement will remain in place following the Reorganization and the current contractual investment advisory fee for each Fund will increase. For each Fund, the proposed contractual investment advisory fee for the Acquiring Fund will be the same or lower than the original aggregate contractual investment advisory fee approved by shareholders with respect to both UBS Asset Managers and Popular Asset Management LLC (“Popular”), the latter being the Fund’s co-investment adviser prior to its resignation.

Administration Agreements

ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator. It has its principal office and place of business at [1290 Broadway, Suite 1000, Denver, CO 80203]. Pursuant to [an Administration/a Services] Agreement between the Fund and ALPS, and subject to the overall supervision of the Board, ALPS provides facilities and personnel to each Fund in the performance of certain services including the weekly determination of each Fund’s net asset value and net income. As compensation for its administration services to each Fund, ALPS receives an administration fee. This fee is payable monthly and is calculated daily on the basis of a percentage of the aggregate assets of the Fund according to a graduating fee table whereby such percentage decreases as the aggregate assets of the Fund increase to certain thresholds.

Combined Fund

The Administration Agreement will remain in place with respect to the Combined Fund following the Reorganization.

Other Service Providers	Target Fund	Acquiring Fund
Custodian	JPMorgan Chase Bank, N.A. [1111 Polaris Parkway Columbus OH 43240]	JPMorgan Chase Bank, N.A. [1111 Polaris Parkway Columbus OH 43240]
Transfer Agent	Banco Popular de Puerto Rico Popular Fiduciary Services 209 Muñoz Rivera Avenue Popular Center, North Tower, 4th Floor San Juan, Puerto Rico 00918	Banco Popular de Puerto Rico Popular Fiduciary Services 209 Muñoz Rivera Avenue Popular Center, North Tower, 4th Floor San Juan, Puerto Rico 00918
Independent Registered Public Accounting Firm	[ ]	[ ]
U.S. Legal Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Puerto Rico Legal Counsel	Sánchez/LRV LLC 270 Muñoz Rivera Avenue Suite 1110	Sánchez/LRV LLC 270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918	San Juan, Puerto Rico 00918

Combined Fund. Following the closing of the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Dealers; Distribution and Service Fees

UBS Financial Services Inc. [and Popular Services ](the “Dealer[s]”)] act[s] as each Fund’s dealer[s] and will act as dealer[s] for the Combined Fund following the closing of the Reorganization. [Each][The] Dealer may be paid a fee to be negotiated from time to time, equal to a percentage of the [net assets] of the Fund, and may be reimbursed for certain out-of-pocket expense incurred. If Combined Fund will also indemnify the Dealer[s] against certain liabilities, including liabilities under the 1933 Act. The Combined Fund will not indemnify the Dealer[s] for any activities prohibited by Section 17(j) of the 1940 Act.

Combined Fund. Following the closing of the Reorganization, the Combined Funds’ distribution and service fees will be applied to investors.

[Dividends and Distributions

Dividends from substantially all of the Funds’ net investment income are declared and paid monthly. The Funds may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Funds a more stable level of distribution. The Funds record dividends to their shareholders on the ex-dividend date. The Funds do not expect to make distributions of net realized capital gains, although the Funds’ Boards of Directors reserve the right to do so in its sole discretion.

Effective upon the closing of the Reorganization, the dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund shares received by a Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.]

Purchase, Sale, Exchange, Transfer and Valuation of Shares

Shareholders should refer to the Prospectus (a copy of which accompanies this Combined Prospectus/ Proxy Statement) for the specific procedures applicable to purchases, sales, transfers and exchanges of shares. The Target Funds and the Acquiring Fund have the same purchase, sale, transfer and exchange policies and procedures, which policies and procedures will be the same for the corresponding share class of the Combined Fund effective upon the closing of the Reorganization.

The Target Funds’ valuation policy is identical to the Acquiring Fund’s valuation policy. See the Prospectus—“Valuation of the Fund’s Assets.” Following the Reorganization, the Combined Fund will have the same valuation policy as the Funds.

Disclosure of Portfolio Holdings2

The Investment Adviser has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders. As a general matter, the Fund will not disclose (or authorize its Investment Adviser, transfer agent, Auditor, Administrator, Custodian or Distributor to disclose) portfolio holdings information to any person or entity except as follows:

●

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, research and trading services, and the Board;

●	In connection with periodic reports that are available to shareholders and the public;

2 Disclosure for Portfolio holdings copied from STIF. Please confirm accuracy.

●	Pursuant to a regulatory request or as otherwise required by law;
●	To persons approved in writing by the CCO; or
●	On the Fund’s website. A complete listing of the Fund’s holdings may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date.”

The Fund will disclose its portfolio holdings in its annual and semi-annual financial statements included in Form N-CSR and in Form N-PORT, as filed with the SEC.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Investment Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Investment Adviser to provide its management, administrative and investment advisory services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, Investment Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Transfer Agent, Auditor and Administrator. The transfer agent, Auditor and Administrator for the Fund have full daily access to the Fund’s portfolio holdings because that information is necessary in order for each to provide the agreed-upon services for the Fund.

Custodians. Personnel of the Fund’s Custodian have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

Independent Auditor. The Fund’s Auditor and its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel. The Fund’s counsel and counsel to the Fund’s Independent Directors have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Investment Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Acquiring Fund that are contained in the annual report, have been derived from the financial statements audited by [ ]. Financial highlights tables for the Target Funds may be found in their respective annual reports, which are available without charge by calling (XXX) XXX-XXXX or by visiting [https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html], and are incorporated herein by reference.

Puerto Rico Residents Bond Fund I			Financial Highlights
For a share outstanding during the periods presented
	For the Six Months Ended March 31, 2024 (Unaudited)		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net asset value - beginning of period	$ 3.01		$3.05	$4.05
Income/(loss) from investment operations:
Net investment income(a)	0.07		0.10	0.16
Net realized and unrealized gain/(loss)	0.25		(0.02)	1.00

Total income from investment operations	0.32		0.08	0.84
Less distributions:
Dividends from net investment income	(0.06)		(0.12)	(0.16)
Total distributions	(0.06)		(0.12)	(0.16)

Net increase/(decrease) in net asset value	3.27		(0.04)	1.00
Net asset value - end of period	$3.27		$3.01	$3.05
Market value per share - end of period(b)	$1.35		$1.20	$1.38
Total Return - Net Asset Value(c)	10.53%	(d)	2.41%	(24.36%)
Total Return - Market Price(e)	14.46%	(d)	(9.77%)	(49.60%)
Supplemental Data:
Net assets, end of period (in thousands)	$48,514		$44,676	$45,248
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	3.11%	(h)	2.94%	1.78%
Ratio of net expenses to average net assets(g)(i)	2.68%	(h)	2.52%	1.31%
Ratio of gross operating expenses to average net assets(j)	1.68%	(h)	1.92%	1.50%
Interest and leverage related expenses to average net assets	1.43%	(h)	1.02%	0.28%
Ratio of net investment income to average net assets(i)	4.59%	(h)	3.27%	4.44%
Portfolio turnover rate	0%	(d)	8%	0%

(a)

Based on weekly average outstanding common shares of 14,835,668 for the period ended March 31, 2024, 14,832,586 for the year ended September 30, 2023, and 14,827,841 for the year ended September 30, 2022.

(b)

End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	Not annualized.
(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party.
(f)

Based on average net assets attributable to common shares of $47,292,144 for the period ended March 31, 2024, $46,875,852 for the year ended September 30, 2023, and $53,606,653 for the year ended September 30, 2022.

(g)	Expenses include both operating and interest and leverage related expenses.
(h)	Annualized.
(i)

The effect of the expenses waived for the period ended March 31, 2024, and the years ended September 30, 2023, and September 30, 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.43%, 0.43% and 0.47%, respectively.

(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of substantially all of the assets of each Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of each Target Fund’s Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of each Target Fund acquired by the Acquiring Fund reduced by the Target Fund’s Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of each Target Fund. The Acquiring Fund Shares issued to the Target Funds will have an aggregate NAV equal to the aggregate NAV of each Target Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by each Target Fund and the Acquiring Fund. In addition, prior to the Reorganization, each Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Each Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to such Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that such Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of each Target Fund will be [ ] as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of such Target Fund. Thereafter, such Target Fund will be abolished as a corporation under the laws of the Commonwealth of Puerto Rico.

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Target Fund and the Acquiring Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and each Target Fund, respectively, are conditioned upon, among other things:

●	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

●	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

●

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

●

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/ Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

●	the declaration of a dividend by each Target Fund to distribute all of its undistributed net investment income and net capital gains; and

●	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for Puerto Rico income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds.

The Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

●	The shareholders of the Target Fund will remain invested in a non-diversified, closed-end fund that is part of the UBS Puerto Rico Family of Funds investment program.

●

The investment objective of the Target Funds is [substantially] similar to the Acquiring Fund, although there are certain differences. The principal investment risks, strategies and restrictions of each Target Fund and the Acquiring Fund are the same or substantially the same. The Board considered the principal differences in the investment objectives between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

●

The Combined Fund is expected to give rise to possible operating efficiencies and economies of scale from its larger net asset size and the potential for further reduced gross expense ratios by sharing certain fixed costs over a larger asset base.

●	Each Target Fund and the Acquiring Fund have the same expense structure, the same types of fees and the same fee rates.

●

The same investment adviser and portfolio managers (as described in “Comparison of the Funds— Management of the Funds”) that currently manage each Target Fund are expected to manage the Combined Fund following the closing of the Reorganization and UBS Asset Managers does not anticipate that the Reorganization will result in any decline in the level of investment advisory services from that it historically provided to the Funds.

●	The relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

●

The shareholders of each Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Funds will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General.”

●

There is expected to be no gain or loss recognized by shareholders for Puerto Rico income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for Puerto Rico income tax purposes. Prior to the Reorganization, however, each Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains may or may not be subject to Puerto Rico income taxes to shareholders, depending on compliance with the rules of the PR Code. These distributions may potentially be subject to federal (and potentially state and local) income tax to U.S. shareholders in non-tax qualified accounts.

●

Each Target Fund and the Acquiring Fund uses the same methodology for valuing their assets, each shareholder of each Target Fund will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares such shareholder of the respective Target Fund owns immediately prior to the Reorganization.

●

The total estimated expenses of the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Proxy Statement) are approximately $[ ]. The foregoing estimated expenses will be borne by the Funds, pro rata based on assets under management/UBS Asset Managers and/or its affiliates. Legal fees will be borne by the Funds equally.

For these and other reasons, each Board including all of the Independent Board Members, approved each Reorganization Agreement. Each Board’s determinations were based on a comprehensive evaluation of the information provided to it and the Board did not identify any particular information or consideration that was all-important or controlling.

Material Puerto Rico Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated Puerto Rico income tax consequences of the Reorganizations. The discussion is based upon the PR Code, regulations, court decisions, published positions of the PR Treasury and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to Puerto Rico persons that hold shares of the Target Fund as capital assets for Puerto Rico income tax purposes. This summary does not address all of the Puerto Rico income tax consequences that may be relevant to shareholders that are subject to special treatment under Puerto Rico income tax laws. No assurance can be given that the PR Treasury would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the Puerto Rico income tax consequences of the Reorganization, as well as the effects of U.S. federal, state, local and non-Puerto Rico tax laws.

It is a condition to the closing of each Reorganization that each Fund receive an opinion from Sánchez/LRV LLC, tax counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 1034.04(b) of the PR Code and that each Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 1034.04(g) of the PR Code. As a “reorganization” within the meaning of Section 1034.04(g) of the PR Code, the Puerto Rico income tax consequences of each Reorganization can be summarized as follows:

●

no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of each Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of stated liabilities of each Target Fund;

●

no gain or loss will be recognized by any Target Fund upon the transfer of the assets of each Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund or upon the distribution of Acquiring Fund Shares to Target Fund shareholders in exchange for such shareholders’ shares of each Target Fund in liquidation of the Target Funds;

●	no gain or loss will be recognized by any Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

●

the aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

●

the holding period of Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

●

the tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to each Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of each Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

●

the holding period of the assets of each Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by such Target Fund, except for any assets which may be marked to market for Puerto Rico income tax purposes on the termination of such Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sánchez/LRV LLC relating to each Reorganization will be based on the Puerto Rico income tax law in effect on the Closing Date. In rendering the opinion, Sánchez/LRV LLC will also rely upon certain representations of management of the Acquiring Fund and each Target Fund and assume, among other things, that each Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the tax effects to each Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the PR Treasury or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 1112.01 of the PR Code, which are the same rules currently applicable to each Target Fund and its shareholders.

It is not anticipated that any Target Fund will dispose of certain of its holdings prior to each Reorganization as part of the Realignment Sales; however, if a Realignment Sale were to occur, it is expected that the transaction costs and capital gains impact of such dispositions will be minimal. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any net capital gains from such sales, deemed sales or transfers are expected to be offset by capital loss carryforwards of the Target Fund based on current market conditions and are not expected to result in taxable distributions to shareholders in non-tax qualified accounts. However, the actual results may vary depending on market conditions. Prior to the Reorganization, each Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Any capital loss carryforwards or net unrealized built-in losses (if any) of each Target Fund are expected to be subject to limitation after such Reorganization.

Shareholders of each Target Fund may sell their shares on the secondary market at any time prior to the closing of the Reorganization. Generally, these are taxable transactions to shareholders in [non-tax qualified accounts]. Shareholders are urged to consult with their own tax advisers on the Puerto Rico income tax consequences of any such sale, as well as the effects of U.S. federal, state, local and non-Puerto Rico tax laws.

Expenses of the Reorganization

The total estimated expenses of each Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Proxy Statement) are approximately $[   ]. The foregoing estimated expenses will be borne by the Funds, pro rata based upon assets under management/UBS Asset Managers and/or its affiliates. Legal fees will be borne by the Funds equally.

The expenses of each Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to each Board, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of each Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring

Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Puerto Rico law concerning Puerto Rico income tax and securities laws will be passed on by Sánchez/LRV LLC, which serves as Puerto Rico counsel to the Funds.

Litigation

Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., Tax Free Fund for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc. and Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Contested Funds”) are parties to Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). In addition to the conditions to the obligations of the parties to consummate the consolidations set forth in the Agreement and Plan of Reorganization, none of the consolidations involving the Contested Funds will be consummated until the receipt of a final, non-appealable judgment in the Federal Securities Litigation dismissing or ordering relief of all claims and counterclaims therein, or an earlier dismissal by the parties thereto. However, Ocean Capital LLC (“Ocean Capital”), as a defendant in the Federal Securities Litigation, may waive the foregoing condition in a written waiver delivered to the Secretary of the Funds. Furthermore, in the event that the district or appellate court in the Federal Securities Litigation orders one or more nominees of Ocean Capital to be seated to the board of directors of one or more of the Contested Funds, the consolidation involving the applicable Contested Fund will not be consummated until the board of such fund has re-approved the respective consolidation.

In addition, the Contested Funds are the subject of proxy contests and that if the reorganizations are consummated then the proxy contests will be extinguished and the only board of the reorganized funds will be the Board of the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of August 31, 2024 for Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc. and Puerto Rico Residents Tax-Free Fund IV, Inc., as of June 30, 2024 for Puerto Rico Residents Tax-Free Fund V, Inc. and Puerto Rico Residents Tax-Free Fund VI, Inc., and as of September 30, 2024 for the Acquiring Fund: (i) the unaudited capitalization of shares of each Target Fund; (ii) the unaudited capitalization of shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of shares of the Combined Fund assuming each Reorganization has been completed. As of August 31, 2024, the total net assets of (i) Puerto Rico Residents Tax-Free Fund, Inc. were $26,070,379, (ii) Puerto Rico Residents Tax-Free Fund II, Inc. were $26,219,261, (iii) Puerto Rico Residents Tax-Free Fund III, Inc. were $36,036,752, and (iv) Puerto Rico Residents Tax-Free Fund IV, Inc. were $26,923,605. As of June 30, 2024, the total net assets of (i) Puerto Rico Residents Tax-Free Fund V, Inc. were $39,574 and (ii) Puerto Rico Residents Tax-Free Fund VI, Inc. were $80,382,337. As of September 30, 2024, the total net assets of the Acquiring Fund were $48,514,100. As of [ ], the total net assets of the Combined Fund would have been $[ ] on a pro forma basis. The capitalizations may be different when each Reorganization is scheduled to be completed as a result of share purchase and sale activity on secondary markets.

	Puerto Rico Residents Tax-Free Fund, Inc.	Puerto Rico Residents Tax-Free Fund II, Inc.	Puerto Rico Residents Tax-Free Fund III, Inc.	Puerto Rico Residents Tax-Free Fund IV, Inc.	Puerto Rico Residents Tax-Free Fund V, Inc.	Puerto Rico Residents Tax-Free Fund VI, Inc.	Puerto Rico Residents Bond Fund I	Combined Fund Pro Forma[2]
Net Assets	$26,070,379	$26,219,261	$36,036,752	$26,923,605	$39,574	$80,382,337	$48,514,100	$[●]
Shares Outstanding	7,918,799	9,284,633	11,017,824	9,181,143	13,565,213	19,258,965	14,835,668	[●]
NAV per Share	$3.29	$2.82	$3.27	$2.93	$2.92	$4.17	$3.27	$[●]

1	Assumes the Reorganization had taken place on [ ].

Beneficial Owner Information

[As of [●], 2024, the officers and directors of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s total outstanding common stock and less than 1% of the Fund’s total outstanding preferred stock.]

Name	Address	%	Class
[●]	[●]	[●]%	[●]

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

Each Fund is authorized to issue [●] million shares of Common Stock, $0.01 par value. The Board of Directors is further authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of repurchase of such shares by the Fund.

The Certificate of Incorporation of each Fund specifies that the Common Stock have no preemptive, conversion, exchange or repurchase rights. Each share of Common Stock has equal voting, dividend, distribution, and liquidation rights. The outstanding Common Stock are fully paid and non-assessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Common Stock can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Common Stock will not be able to elect any directors.

A Fund may in the future make additional offerings of Common Stock. Any additional offerings, if made, will require approval of its Board of Directors.

Shareholder Meetings

The Funds, except for the Acquiring Fund, which is organized as a Trust, hold regular annual meetings of shareholders.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Funds and the Target Boards primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about [●], 2025. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies are estimated to be approximately $[●]. These expenses will be borne by [the Funds, pro rata based on assets under management/UBS Asset Managers and/or its affiliates].

Each Target Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $[●]. These expenses will be borne by [the Funds, pro rata based on assets under management/UBS Asset Managers and/or its affiliates]. Representatives of [  ] and its affiliates and other representatives of the Target Funds may also solicit proxies.

Questions about the proposal should be directed to Computershare toll-free at (866) 200-9096.

Comparison of Puerto Rico Corporations and Trusts

The following description is based on relevant provisions of the Puerto Rico General Corporations Law, Act 164-2009, as amended,(the “PRGCL”), the Puerto Rico Trust Act, Act 219-2012 (the “Trust Act”), and the Fund’s operative documents. This summary does not purport to be complete and we refer you to the PRGCL and the relevant Fund’s operative documents.

Puerto Rico Corporations

A fund organized as a Puerto Rico corporation, on the other hand, is governed both by the PRGCL and the corporation’s charter and bylaws. The PRGCL provides the framework for corporate governance.

Fund governance when the fund is structured as a corporation is different from a trust. The fund will be managed by a Board of Directors which may delegate the investment authority to a fund manager or investment adviser. The Shareholders will not have a role in day to day activities. Specific Shareholder rights will often be described in offering memoranda or shareholder agreements. These funds are subject to regulatory oversight which could result in stricter disclosure and fiduciary obligations.

Shareholders of a Puerto Rico corporation have a series of general rights including the right to vote, the right to receive dividends or distributions, the right to redemption or liquidity, the right to inspect books and records, the right to information and reporting, the right to transfer shares, to participate in liquidations, among others. The Fund articles and bylaws provide further details.

Right to vote

Under PRGCL Shareholders have the right to vote on a variety of issues. These include the election and removal of directors; amendments to the articles of incorporation; major corporate actions such as consolidations, mergers, or dissolutions. These votes may be in person or by proxy. The articles and bylaws provide further details on the applicability of these voting rights.

Right to dividends

Shareholders may receive dividends as determined by the Board of Directors or as set forth in the bylaws.

Right to reporting

Shareholders have the right to receive periodic reports regarding fund performance. This may include additional filings with regulators or quarterly or annual reports.

Liability

Shareholders of a Puerto Rico corporation are generally shielded from personal liability for the corporation’s debts or obligations. The PRGCL may provide some exceptions under certain circumstances. Directors, on the other hand, have a fiduciary duty to act in good faith with the care of a prudent person and in the best interest of the corporation. Directors may be held liable for breaches of fiduciary duty, unlawful distributions or dividends, fraud or misrepresentation, among others. However, corporations can indemnify directors where there is no fraud or bad faith. In many cases, corporations purchase directors and officers’ liability insurance to protect directors from liability.

Puerto Rico Trusts

In Puerto Rico, trusts are regulated by the Trust Act, which establishes the legal framework for the creation, administration, and powers of trusts under its jurisdiction. The Trust Act creates the Special Trust Registry where all trusts constituted in Puerto Rico must be registered to be valid.

Trusts in Puerto Rico are created by grantors who create the trust and set its terms, defining their structure. The Trust Act allows the grantor to define the purpose, beneficiaries and set the conditions of the trust, as well as select the trustee. In Puerto Rico, trusts are generally irrevocable unless otherwise stated.

Trustees are the primary authority for trust governance. They are entrusted with administering the trust assets in a prudent fashion and according to the terms of the trust. Trustees must follow the terms of the trust and maintain separate accounting. Trustees of the Fund must act in the best interest of beneficiaries and consistent with the stated investment strategy. They may delegate investment management to a professional advisor.

Beneficiaries to trusts have rights but generally no decision making power. Investors in the Fund are beneficiaries of the trust and hold beneficial interests in the assets of the trust. The extent of their voting rights over the underlying assets and trust decisions is governed by trust documents. As more specifically set forth in the trust deed, beneficiaries have the right to distributions, to information, to enforce fiduciary duties, and to transfer or redeem interests.

Court intervention is generally limited to breaches of fiduciary duties, ambiguity in trust terms and enforcement or correction actions by beneficiaries.

Shareholder, beneficiary, rights are determined by the trust agreement, including the right to inspect books, conditions for removing trustees and others.

Shareholders, or beneficiaries, in a trust will not be liable for the trust’s obligations. Where the fund is structured as a trust, the trustee has a role similar to a corporation’s Board of Directors. The Trustee is subject to a duty of loyalty, a duty of prudence, duty to follow the terms of the trust, and a duty to segregate assets. Trustees will be liable where they mismanage the fund or engage in gross negligence, for breaches of fiduciary duties, for self-dealing, among others. Trustees may be protected from personal liability by indemnification clauses in the trust deed or insurance.

ANTICIPATED SHARE REPURCHASE PROGRAM OF THE ACQUIRING FUND

In connection with the reorganization, the Board of the Acquiring Fund will adopt a share repurchase program pursuant to which the Acquiring Fund intends to make repurchase offers to allow shareholders to sell their shares to the Acquiring Fund on a bi-annual basis for up to 10% of the common shares then outstanding (for a total of 20% annually) and at a price equal to the then-current net asset value per share of the Acquiring Fund’s shares (less a repurchase fee not to exceed 2%), measured as of the date of repurchase. If shareholders approve the reorganization, the shareholders of the Target Funds and the Acquiring Fund will gain the ability to redeem shares directly with the Acquiring Fund at net asset value (“NAV”) through bi-annual repurchase offers. Currently, in order to liquidate a Target Fund’s or Acquiring Fund’s shares, a shareholder must sell his or her shares in the secondary market at market prices that may be greater than (at a premium) or lower than (at a discount to) the Target Fund’s or Acquiring Fund’s NAV. Historically, the Target Funds’ and Acquiring Fund’s shares have traded at a discount to NAV.

The Acquiring Fund’s shares are not currently listed on any securities exchange, and it does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, Acquiring Fund shareholders should not expect to be able to sell their shares promptly or at a desired price. No shareholder will have the right to require the Acquiring Fund to repurchase his, her or its shares or any portion thereof. Because no public market will exist for Acquiring Fund shares, and none is expected to develop, shareholders will not be able to liquidate their investment prior to the Acquiring Fund’s liquidation or other liquidity event, other than through the Acquiring Fund’s anticipated share repurchase program, or, in limited circumstances, as a result of transfers of Acquiring Fund shares to other eligible investors.

On a bi-annual basis, the Acquiring Fund intends to offer to repurchase shares on such terms as may be determined by the Acquiring Fund Board unless, in the judgment of the Acquiring Fund Board, such repurchases would not be in the Acquiring Fund’s best interests or in the best interests of its shareholders, or would violate applicable law. The Acquiring Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Exchange Act and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this joint proxy statement/prospectus.

The Acquiring Board expects that it will consider the following factors, among others, in making its determination regarding whether to cause the Acquiring Fund to offer to repurchase shares and under what terms:

●	the effect of such repurchases on its qualification as a RIC (including the consequences of any necessary asset sales);

●	the liquidity of its assets (including fees and costs associated with disposing of assets);

●	its investment plans and working capital requirements;

●	the relative economies of scale with respect to its size;

●	its history in repurchasing shares or portions thereof; and

●	the condition of the securities markets.

The Acquiring Fund will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 10% bi-annually, though the actual number of shares that the Acquiring Fund offers to repurchase may be less in light of the limitations noted below. At the discretion of the Acquiring Fund Board, the Acquiring Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Acquiring Fund offers to repurchase its shares at a price equal to the net asset value per share as of the date of repurchase.

If the amount of repurchase requests exceeds the number of shares that the Acquiring Fund seeks to repurchase, the Acquiring Fund will repurchase shares on a pro-rata basis. As a result, the Acquiring Fund may repurchase less than the full amount of shares that shareholders request to have repurchased. If the Acquiring Fund does not repurchase the full amount of the shares that a shareholder has requested to be repurchased, or the Acquiring Fund determines not to make repurchases of its shares, a shareholder may not be able to dispose of the shareholder’s shares, even if the Acquiring Fund under-performs. Any periodic repurchase offers will be subject in part to its available cash and compliance with the RIC qualification and diversification rules promulgated under the PR Code and the 1940 Act.

The Acquiring Fund Board will require that the Acquiring Fund repurchase shares or portions thereof from the shareholders pursuant to written offers only on terms it determines to be fair to the Acquiring Fund and all of its shareholders. Repurchases of shares by the Acquiring Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Acquiring Fund of all eligible written submissions for repurchase of shares from its stockholders.

When the Acquiring Fund Board determines that the Acquiring Fund will offer to repurchase shares or fractions thereof, tender offer materials will be provided to shareholders describing the terms thereof, and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

Any repurchase offer presented to Acquiring Fund shareholders will remain open for a minimum of [20] business days following the commencement of the repurchase offer. In the materials that the Acquiring Fund sends to its shareholders, the Acquiring Fund will include the date that the repurchase offer will expire. All tenders must be received prior to the expiration of the repurchase offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to the Acquiring Fund shareholders, it will send revised materials reflecting such changes and will extend the repurchase offer period by a minimum of an additional [five business days]. If the price at which shares may be tendered is changed, the Acquiring Fund will extend the repurchase offer period by a minimum of an additional [ten] business days.

In order to submit shares to be repurchased, shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to the Acquiring Fund shareholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, shareholders may withdraw their submissions by sending a notice of withdrawal to the Acquiring Fund. If shares have not been accepted for payment by the Acquiring Fund, tenders may be withdrawn any time after the date that is [40] business days following the commencement of the repurchase offer.

The Acquiring Fund will not repurchase shares, or fractions thereof, if such repurchase will cause the Acquiring Fund to be in violation of the securities or other laws of the United States, Puerto Rico or any other relevant jurisdiction, including laws that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.

In the event that the UBS Asset Managers, the Acquiring Fund’s investment adviser, or any of its affiliates holds shares in the capacity of a shareholder, any such affiliates may submit shares for repurchase in connection with any repurchase offer the Acquiring Fund makes on the same basis as any other shareholder. UBS Asset Managers will not submit its shares for repurchase as long as it remains the Acquiring Fund’s investment adviser.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganizations of each Target Fund and the Acquiring Fund and the solicitation of proxies by and on behalf of each Board of Directors of the Target Funds for use at the Special Meeting. The Special Meeting will be held in a virtual meeting format on [ ], 2025 at [ ] (Atlantic time), or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Puerto Rico Residents Tax-Free Fund, Inc. had [●] shares outstanding, the Puerto Rico Residents Tax-Free Fund II, Inc. had [●] shares outstanding, the Puerto Rico Residents Tax-Free Fund III, Inc. had [●] shares outstanding, the Puerto Rico Residents Tax-Free Fund IV, Inc. had [●] shares outstanding, the Puerto Rico Residents Tax-Free Fund V, Inc. had [●] shares outstanding, the Puerto Rico Residents Tax-Free Fund VI , Inc. had [●] shares outstanding and the Puerto Rico Residents Bond Fund I had [●] shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval of the Reorganization Agreement applicable to a Target Fund, which provides for the Reorganization of such Target Fund and the Acquiring Fund, will require the affirmative vote of a majority of the outstanding voting shares of such Target Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of such Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes in such Target Fund, voting together as a single class. If the shareholders of such Target Fund fail to approve the proposed applicable Reorganization, and/or if any of the parallel Reorganizations are not approved, such Reorganization may not occur. The Board has fixed the close of business on [●], 2025 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card, voting instruction form or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof.

With respect to each Target Fund, 33 1/3% of the outstanding shares of the Fund entitled to vote on a proposal must be present in-person or by ballot to have a quorum to conduct business at the Special Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjournment, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty days from the date set for the original meeting, in which case the Board of Directors of the applicable Target Fund shall set a new record date. At the adjourned meeting, a Target Fund may transact any business which might have been transacted at the original meeting.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the applicable Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the applicable Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the applicable Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of a Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed applicable Reorganization may be deemed to be an instruction to vote such shares in favor of such Reorganization.

Manner of Voting

Target Fund shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card or voting instruction form by returning the enclosed proxy card or voting instruction form or by attending at the Special Meeting. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the respective Target Fund or by voting in person at the Special Meeting.

Voting via the Internet. You may vote by proxy via the internet by following the instructions on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may vote by proxy by filling out the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and returning it in the postage paid envelope provided.

Voting in Person. If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

A person submitting votes by telephone or internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Additional Information. Shareholders voting their proxies by internet or telephone need not return their proxy card or voting instruction form by mail.

Each Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction form promptly. No postage is necessary if mailed in the United States.

If you are a record holder of Funds shares and wish to participate in the Special Meeting, you must request the Special Meeting credentials by emailing [ ]. Please include your full name and address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and the name of your Fund in the subject line. The Special Meeting will begin promptly at [ ] a.m., Atlantic time, on [ ]. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting.

To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to [ ]. You may also forward proof of ownership from your intermediary to [ ]. Requests for registration should be received no later than [ ] p.m., Atlantic time, on [ ]. You will receive a confirmation email from [ ] of your registration and control number that will allow you to vote over the Internet during the Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact [ ].

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS3

Fundamental Investment Restrictions:

Each Fund may not:

1.

issue debt securities or borrow money from banks or other entities (including borrowings through dollar rolls and reverse repurchase agreements), in excess of 50% of the Fund’s total assets (including the amount of borrowings and debt securities issued). In addition, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of tender offers), in an amount of up to an additional 5% of its total assets;

2.

purchase the securities of any one issuer if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

3.

make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) municipal obligations, including Puerto Rico municipal obligations, other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities (whether or not issued or guaranteed by an agency or instrumentality of the U.S. Government). For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

4.

purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that such Fund may make margin deposits in connection with its use of options or future contracts;

5.

engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

6.

make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

7.

purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities are within the eligible activities listed in Section 1112.02 of the PR Code;

8.

purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts and options on futures contracts subject to certain restrictions; or

9.

make loans, except through Repurchase Agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan.

[3]	Subject to further review by Sidley.

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Notations Regarding the Funds’ Fundamental Investment Restrictions

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements and dollar rolls, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Commission staff guidance and interpretations prior to the compliance date of new Rule 18f-4 under the 1940 Act (“Rule 18f-4”), when a fund engages in such transactions, instead of maintaining asset coverage of at least 300%, the fund may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). From the compliance date of Rule 18f-4 going forward, borrowing through reverse repurchase agreements and dollar rolls will also be subject to the 300% asset coverage requirement.

The policy in (a) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to this policy.

Non-Fundamental Investment Restrictions:

Under its non-fundamental investment restrictions, which may not be changed without the approval of a majority of the Fund’s Board of Directors and the approval of the holders of a majority of the Fund’s outstanding common stock.

The Fund will have a non-fundamental investment policy to invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax.

I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ] 2025, by and between [   ] (the “Target Fund”) and Puerto Rico Residents Bond Fund I (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 1034.04(b) of the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”), and the Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

WHEREAS, the Target Fund and Acquiring Fund are each a non-diversified closed-end registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Target Fund (the “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board has determined that the Reorganization is in the best interests of the Target Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. [The Target Funds do not have share classes.]

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Target Fund under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Target Fund shall make any filings with the Commonwealth of Puerto Rico that are required under the laws of the Commonwealth of Puerto Rico to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in paragraph 2.1 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the [xxx quarter of 2025, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund as follows:

(a) The Target Fund is a statutory corporation that is duly formed, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico. The Target Fund is duly authorized to transact business in the Commonwealth of Puerto Rico and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund, for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Fund, will not result in the violation of Puerto Rico law, or any provision of the Target Fun’s Charter documents or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Fund is a party, or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party, or by which the Target Fund is bound.

(f) The Target Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Fund’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended [ ], 202[ ], which have been audited by [ ], and the unaudited financial statements of the Target Fund for the semi-annual period ended [ ], 202[ ] have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended [[ ], 2024] and the unaudited financial statements of the Target Fund for the semi-annual period ended [[ ], 2025], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and sale of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the sale of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [ ], 2025, there has not been (i) any pending or to the knowledge of the Target Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Fund’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable .

(k) As of the date hereof and at the Closing Date, all state and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all state and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Fund after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Fund is authorized to issue [●] million shares of Common Stock, $0.01 par value. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in reliance on the exemption for instrastate exemptions in Section 3(a)(11) of the Securities Act of 1933 (“1933 Act”) and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Puerto Rico law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Target Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Board of Directors, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, and no other action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the PR Code (a “RIC”) as of and since its first taxable year; has been a RIC under the PR Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the PR Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the PR Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

(r) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s exempt dividends, dividends from industrial development income, capital gain dividends, and taxable dividends for all taxable periods ending on or before the Closing Date computed under the rules of Section 1112.01(a) of the PR Code.

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 of the Internal Revenue Code of 1986, as amended, and Sections 1062.10 and 1062.11 of the PR Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a statutory trust that is duly formed, validly existing and in good standing under the laws of the Commonwealth of Puerto Rico. The Acquiring Fund is duly authorized to transact business in the Commonwealth of Puerto Rico and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The shareholder reports of the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Fund will not result in the violation of, [Puerto Rico] law, or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party, or by which the Acquiring Fund is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended [ ], 202[ ], which have been audited by [ ], and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended [June 30, 2024,] have been prepared in accordance with GAAP consistently applied, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended [ ], 202[ ], and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended [ ], 202[ ], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and sale of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the sale of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [ ], 202[ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring Fund after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Fund is authorized to issue [●] million shares of Common Stock, $0.01 par value. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive rights.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the PR Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the PR Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the PR Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the PR Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five (5) business days prior to the Closing Date, the Target Fund will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records of the Target Fund and the Acquiring Fund shall make available to the Target Fund’s officers and agents all books and records of the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Fund will terminate all agreements to which the Target Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Proxy Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 1034.04(b) of the PR Code.

Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 1034.04(b) of the PR Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Funds, and Sánchez LRV LLC, Puerto Rico tax counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP and Sánchez LRV LLC, respectively).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for Puerto Rico income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 1112.01(a)(1) of the PR Code.

5.12 PROXY STATEMENT. The Target Fund agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund, pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board has approved this Agreement with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date computed under the rules of Section 1112.01(a) of the PR Code.

7.3 The Board has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Fund on Form N-2 under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Acquiring Fund and the Target Fund shall have received an opinion of Sánchez/LRV LLC,Puerto Rico tax counsel to the Funds, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for Puerto Rico income tax purposes:

(a) (i) the transfer of substantially all of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders, and (ii) the termination, dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will be a “reorganization” within the meaning of Section 1034.04(b) of the PR Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 1034.04(g) of the PR Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund, except for any assets which may be marked to market for Puerto Rico income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sánchez LRV/LLC may reasonably request, and the Target Fund and the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for Puerto Rico income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. Each Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by [the Funds, pro rata based on assets under management] or its affiliates] under the Funds’ [unitary administration fee structure]. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Target Fund agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Puerto Rico without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918 Attention: [ ], [ ]; or to the Acquiring Fund, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918 Attention: [ ], [ ], or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

[ ]

By:
Name:
Title:

PUERTO RICO RESIDENTS BOND FUND I

By:
Name:
Title:

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 8, 2025

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund II, Inc.

Puerto Rico Residents Tax-Free Fund, III, Inc.

Puerto Rico Residents Tax-Free Fund, Inc. IV, Inc.

Puerto Rico Residents Tax-Free Fund Inc. V, Inc.

Puerto Rico Residents Tax-Free Fund Inc. VI, Inc.

Puerto Rico Residents Bond Fund I

PART B

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2025

This Statement of Additional Information (the “SAI”) relates to the reorganizations (the “Reorganizations”) of each of Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund II, Inc., Puerto Rico Residents Tax-Free Fund III, Inc., Puerto Rico Residents Tax-Free Fund IV Inc., Puerto Rico Residents Tax-Free Fund V, Inc. and Puerto Rico Residents Tax-Free Fund VI, Inc. (each a “Target Fund” and collectively, the “Target Funds”) into Puerto Rico Residents Bond Fund I (the “Acquiring Fund”).

Each Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

This SAI contains information that may be of interest to shareholders of each Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [ ], 2025 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, each Reorganization will involve the transfer and delivery of substantially all of the assets of the applicable Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of such Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the Target Fund to its shareholders and the Target Fund will be terminated, dissolved and liquidated.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by writing to [ ] at [ ], or by calling [ ].

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

ADDITIONAL INFORMATION

The Board

Each Board consists of six (6) persons, all of whom are Independent Directors. Currently, no member of the Board is considered to be an “interested person” of any Fund, as defined under the 1940 Act. The Target Funds and the Acquiring Fund share the same Directors.

The Board has determined that its leadership structure is appropriate for the Funds because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (or Year Service Began)*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Registered Investment Company Directorships Held by Director

Independent Directors
Enrique Vila del Corral (1945) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Chairman of the Board of Directors	Director since inception.	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	The Puerto Rico Residents Family of Funds (7 Funds)**	4 Funds Managed by Popular Asset Management
Carlos J. Nido (1964) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2009.	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.	The Puerto Rico Residents Family of Funds (7 Funds)** and the UBS Family of Funds (17 Funds Consisting of 22 Portfolios)***	None
J. Gabriel Pagan Pedrero (1953) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since inception.	Vice President of Insular Construction and Supply Company Inc. since 1984.	The Puerto Rico Residents Family of Funds (7 Funds)**	None
Luis M. Pellot (1948)	Director	Director since 2011.	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	The Puerto Rico Residents Family of	None

c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918				Funds (7 Funds)** and the UBS Family of Funds (17 Funds Consisting of 22 Portfolios)***
Clotilde Perez (1951) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2013.	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	The Puerto Rico Residents Family of Funds (7 Funds)** and the UBS Family of Funds (17 Funds Consisting of 22 Portfolios)***	None
Jorge I. Vallejo (1954) c/o Puerto Rico Residents Family of Funds, 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918	Director	Director since 2010.	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	The Puerto Rico Residents Family of Funds (7 Funds)**	4 Funds Managed by Popular Asset Management

Officers
Carlos V. Ubiñas (1954)	President	President since 2025.	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	N/A	N/A
Liana Loyola (1961) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Secretary	Secretary since 2024.	Attorney in private practice since 2009.	N/A	N/A
William Rivera (1958) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Treasurer	Treasurer since 2022.	Executive Director of UBS Asset Managers of Puerto Rico, since 2011.	N/A	N/A

Jerald Wirzman (1963) c/o SS&C Registered Fund Services, Inc., 1290 Broadway, Suite 100, Denver, Colorado 80203	Chief Compliance Officer	Chief Compliance Officer since 2024.	Mr. Wirzman currently serves as Assistant Vice President and Compliance Manager at SS&C Registered Fund Services. Prior to joining SS&C/ALPS in 2021, Mr. Wirzman served as Director of Compliance of Prudential Insurance Company of America beginning in February 2007. During his time at Prudential, Mr. Wirzman served as the Chief Compliance Officer to the Prudential Retirement and Annuity Company’s Registered Insurance Retirement Products division.	N/A	N/A
Heydi Cuadrado (1980) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Vice President	Vice President since 2025.	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A
Edward Ramos (1967) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Vice President	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A
Maria Vilaro (1962) c/o UBS Trust Company of Puerto Rico, American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Vice President	Vice President since 2025.	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

*    Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached 85 years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

**    The Funds consist of Puerto Rico Residents Bond Fund I; Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Puerto Rico Residents Family of Funds”).

***    The Funds consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”).

Combined Fund. Following the closing of the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Other Service Providers	Target Fund	Acquiring Fund
Custodian	JPMorgan Chase Bank, N.A. [1111 Polaris Parkway Columbus OH 43240]	JPMorgan Chase Bank, N.A. [1111 Polaris Parkway Columbus OH 43240]
Transfer Agent	Banco Popular de Puerto Rico Popular Fiduciary Services 209 Muñoz Rivera Avenue Popular Center, North Tower, 4th Floor San Juan, Puerto Rico 00918	Banco Popular de Puerto Rico Popular Fiduciary Services 209 Muñoz Rivera Avenue Popular Center, North Tower, 4th Floor San Juan, Puerto Rico 00918
Independent Registered Public Accounting Firm	[ ]	[ ]
U.S. Legal Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Puerto Rico Legal Counsel	Sánchez/LRV LLC 270 Muñoz Rivera Avenue Suite 1110 San Juan, Puerto Rico 00918	Sánchez/LRV LLC 270 Muñoz Rivera Avenue Suite 1110 San Juan, Puerto Rico 00918

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of each of the Puerto Rico Residents Tax-Free Fund, Inc., the Puerto Rico Residents Tax-Free Fund II, Inc., the Puerto Rico Residents Tax-Free Fund III, Inc., the Puerto Rico Residents Tax-Free Fund IV, Inc., the Puerto Rico Residents Tax-Free Fund V, Inc., the Puerto Rico Residents Tax-Free Fund VI, Inc. for the fiscal years ended August 31, 2024, August 31, 2024, August 31, 2024, August 31, 2024, January 31, 2025, and June 30, 2024, respectively, and the Annual Report to shareholders of Puerto Rico Residents Bond Fund I for the fiscal year ended September 30, 2024, as filed with the Securities and Exchange Commission. The financial statements therein and the report of the independent registered public accountant therein, are incorporated herein by reference. No other parts of the Funds’ Annual Reports are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and each Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary—Fees and Expenses” of the Combined Prospectus/Proxy Statement.

[The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included.] Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of each Target Fund as compared to those of the Acquiring Fund.

PART C.

OTHER INFORMATION

Item 17. Undertakings.

1.

The Registrant undertakes to suspend the offering of Shares until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	[Not applicable]

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)

that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the 1933 Act to any purchaser:
(1)	if the Registrant is relying on Rule 430B:
(1)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(2)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)

that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;
(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;
(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.	The Registrant undertakes that:
(a)

For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or SAI.

Item 25. Exhibits.

Exhibit Number	Description

1	—	Articles of Incorporation

(a)	—	Deed of Trust of the Registrant, dated December 11, 1998 (the “Deed of Trust”) is incorporated herein by reference to Exhibit a.1 of Registrant’s Registration Statement, filed on November 3, 2021 (the “Registration Statement”).

2	—	By-laws

(a)	—	By-laws of the Registrant is incorporated herein by reference to Exhibit b of the Registration Statement.

3	—	Voting Trust Agreements

(a)	—	None.

4	—	Plan of Reorganization

(a)	—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Information Statement.

5	—	Instruments Defining Rights of Security Holders

(a)	—	None.

6	—	Investment Advisory Contracts

(a)	—	Investment Advisory Agreement between Registrant and UBS Asset Managers, dated May 2021 (the “UBS Investment Advisory Agreement”) is incorporated by reference to Exhibit g.1 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on June 24, 2022.

7	—	Underwriting Contracts

(a)	—	Form of Underwriting Agreement between Registrant and UBS Financial Services Incorporated of Puerto Rico, dated May 2021 (the “Underwriting Agreement”) is incorporated by reference to Exhibit h.1 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on June 24, 2022.

(b)	—	Form of Dealer Agreement between Registrant and Popular Securities, Inc., (f/k/a BP Capital Markets, Inc.) (“Popular Securities”) dated December 30, 1998 (the “Dealer Agreement”) is incorporated by reference to Exhibit h.2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on June 24, 2022.

8	—	Bonus or Profit Sharing Contracts

(a)	—	Not applicable.

9	—	Custodian Agreements

(a)	—	Custodian Agreement between Registrant and Banco Popular de Puerto Rico, dated May 2021 (the “Custodian Agreement”) is incorporated by reference to Exhibit j.1 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on June 24, 2022.

10	—	Rule 12b-1 and Rule 18f-3 Plans

(a)	—	Not applicable.

11	—	Legal Opinions

(a)	—	[Opinion of Sanchez/LRV LLC as to the legality of the securities being registered to be filed by amendment.]

12	—	Tax Opinions

(a)	—	Form of opinion of [ ] supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement to be filed by amendment.

13	—	Other Material Contracts

(a)	—	Transfer Agency, Registrar, and Shareholder Service Agreement between Registrant and Banco Popular de Puerto Rico, dated May 2021 (the “Transfer Agency Agreement”) is incorporated by reference to Exhibit j.2 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on June 24, 2022.

(b)	—	Administration Agreement between Registrant and ALPS Fund Services, Inc., dated May 13, 2021 (the “Administration Agreement”) is incorporated by reference to Exhibit k.1 of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement, filed on June 24, 2022.

14	—	Other Opinions

(a)	—	Consent of [ ], independent registered public accounting firm for the Registrant, to be filed by amendment.

15	—	Omitted Financial Statements

(a)	—	None.

16	—	Power of Attorney

(a)	—	Power of Attorney is filed herewith.

17	—	Additional Exhibits

(a)	—	None.

18	Calculation of Filing Fee Tables

(a)	—	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed on behalf of the Registrant, in the City of San Juan, and Commonwealth of Puerto Rico, on May 8, 2025.

PUERTO RICO RESIDENTS BOND FUND I

By:	/s/ CARLOS V. UBIÑAS

(Carlos V. Ubiñas, President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Carlos V. Ubiñas	President	May 8, 2025
Carlos V. Ubiñas

/s/ William Rivera	Treasurer (Principal Financial and Accounting Officer)	May 8, 2025
William Rivera

Enrique Vila del Corral*	Chairman of the Board of Directors
Carlos J. Nido*	Director
Gabriel Pagán Pedrero*	Director
Luis M. Pellot-González*	Director
Clotilde Pérez*	Director
Jorge I. Vallejo*	Director

*By: /s/ Liana Loyola
Attorney-In-Fact May 8, 2025

*

The power of attorney authorizing Liana Loyola to execute this Registration Statement, and Amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as Exhibit 16(a) to this Registration Statement.

EXHIBIT INDEX

Exhibit Number	Description
16(a)	—Power of Attorney.

APPENDIX

FORM OF PROXY CARD

[To be included in subsequent amendment]